UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.   )

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Filed by a Party other than the Registrant	☐

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☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

SOLITARIO RESOURCES CORP.
(Name of Registrant as Specified in Its Charter)

____________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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SOLITARIO RESOURCES CORP.

Notice of Annual Meeting of Shareholders

To our Shareholders:

You are invited to attend the annual meeting (the “Annual Meeting”) of shareholders (the “Shareholders”) of Solitario Resources Corp. (the “Company” or “Solitario”).  The Annual Meeting will be held at 4251 Kipling Street, Suite 390, Wheat Ridge, CO 80033, on Thursday, June 19, 2025 at 10:00 a.m., Mountain Daylight Time.  At the Annual Meeting, you will be asked to consider and vote upon the following proposals:

1.	To elect six directors to serve until the next annual meeting of shareholders or until their successors are elected and qualified;

2.	To hold a non-binding advisory vote to approve Solitario’s executive compensation program;

3.

To approve an amendment to Solitario’s Articles of Incorporation to increase the number of authorized shares of Solitario’s common stock, par value $0.01 per share (the “Common Stock”) to 200,000,000 shares of Common Stock from the current 100,000,000 shares of Common Stock;

4.	To ratify the appointment of Assure CPA, LLC as Solitario's independent registered public accounting firm for fiscal year 2025; and

5.	To transact such other business as may properly come before the meeting and all adjournments thereof.

The Board of Directors of the Company has fixed the close of business on Wednesday April 30, 2025 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting.  The approximate date of the mailing of the Proxy Statement, the enclosed Annual Report on Form 10-K for the year ended December 31, 2024, and the enclosed form of proxy card (the “Proxy Materials”) or a Notice of Internet Availability of Proxy Materials is May 13, 2025.  A complete list of shareholders will be available for examination at the Annual Meeting and prior to the Annual Meeting at our offices at 4251 Kipling Street, Suite 390, Wheat Ridge, CO 80033 beginning two business days after the date of the mailing of the enclosed Proxy Statement.

 Your attention is directed to the accompanying Proxy Statement.  To constitute a quorum for the conduct of business at the Annual Meeting, our bylaws provide that it is necessary that holders of one third (33%) of all outstanding shares of common stock entitled to vote at the Annual Meeting be present in person or be represented by proxy.  To assure representation at the Annual Meeting, you are urged to date and sign the enclosed proxy and return it promptly in the enclosed envelope.

                By Order of the Board of Directors

                /s/James R. Maronick

                Secretary

                                April xx, 2025

                                Wheat Ridge, Colorado

PROXY STATEMENT

Page

SHARES OUTSTANDING; VOTES REQUIRED; BOARD RECOMMENDATIONS.	2

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT.	3

FORWARD LOOKING STATEMENTS.	5

PROPOSAL NO. 1: ELECTION OF DIRECTORS.	5

PROPOSAL NO. 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION.	9

PROPOSAL NO. 3: AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF SOLITARIO TO 200,000,000 SHARES OF COMMON STOCK FROM THE CURRENT 100,000,000 SHARES OF COMMON STOCK.	10

PROPOSAL NO. 4: RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.	11

CORPORATE GOVERNANCE AND BOARD MATTERS.	12

EXECUTIVE COMPENSATION.	20

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.	29

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.	30

INCORPORATION BY REFERENCE.	30

PROPOSALS OF SHAREHOLDERS FOR THE 2025 ANNUAL MEETING.	30

OTHER BUSINESS.	31

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS.	31

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SOLITARIO RESOURCES CORP.

4251 Kipling Street, Suite 390

Wheat Ridge, CO 80033

(303) 534-1030

PROXY STATEMENT

This Proxy Statement (this “Proxy Statement”) is being furnished to the shareholders (the “Shareholders”) of Solitario Resources Corp., a Colorado corporation (“Solitario” or the “Company”), in connection with the solicitation by the Board of Directors of the Company (the “Board”) of  proxies in the accompanying form for use at the annual meeting of Shareholders (the “Annual Meeting”) to be held on Thursday, June 19, 2025, at 10:00 a.m., Mountain Daylight Time, at the Company’s principal executive office located at 4251 Kipling Street, Suite 390, Wheat Ridge, Colorado 80033, and any adjournment or postponement of such meeting (the “Annual Meeting”).

Important notice regarding the availability of proxy materials for the Annual Meeting of Shareholders to be held on June 19, 2025: This Proxy Statement, the accompanying proxy card, and our Annual Report on Form 10-K for the year ended December 31, 2024 (the “2024 10-K”; collectively with such other materials, the “Proxy Materials”) are available online at www.envisionreports.com/SLRQ2025.  However, Shareholders cannot submit their votes using that hyperlink.  To vote electronically at the Annual Meeting, Shareholders can submit their votes at www.investorvote.com.

The Company either (1) mailed you a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) notifying each Shareholder entitled to vote at the Annual Meeting how to vote and how to electronically access a copy of the Proxy Materials, or (2) mailed you a paper copy of the Proxy Materials and a proxy card in paper format.  If you have not received, but you would like to receive, either a paper copy of the Proxy Materials and a proxy card in paper format delivered to you by mail or an e-mail sent to you containing electronic copies of the Proxy Materials, please follow the instructions set forth in the Notice of Internet Availability for requesting such materials.  Pursuant to those instructions, upon written request from any Shareholder solicited herein, addressed to the Corporate Secretary of Solitario (the “Corporate Secretary”) at Solitario’s principal office at 4251 Kipling Street, Suite 390, Wheat Ridge, Colorado 80033, Solitario will provide, at no cost, a paper copy of the Proxy Materials via mail or an electronic copy of the Proxy Materials via e-mail, as requested by the Shareholder.  Please note that any paper copy of the 2024 10-K accompanying this Proxy Statement will be provided without exhibits.  Upon a Shareholder’s written request, the Company will furnish a copy of any or all of the exhibits to the 2024 10-K for a fee, which will not exceed the Company’s reasonable expenses in furnishing such exhibits.

Proxies are solicited so that each Shareholder may have an opportunity to vote.  These proxies will enable Shareholders to vote on all matters that are scheduled to come before the Annual Meeting.  When proxies are properly executed and timely returned, the shares of Solitario’s common stock, par value $0.01 per share (the “Common Stock”) represented thereby will be voted in accordance with the Shareholders' directions.  Shareholders are urged to specify their choices on each of the proposals to be voted on at the Annual Meeting by marking the appropriate boxes on the enclosed proxy card; if no choice has been specified, the shares will be voted as recommended by the Board.  Means have been provided whereby a Shareholder may withhold his or her vote for any director.  The proxy card also confers discretionary authority to vote the shares authorized to be voted thereby on any matter that was not known on the date of this Proxy Statement but may properly be presented for action at the Annual Meeting.

Registered Shareholders and any Shareholders who requested to receive the Proxy Materials by mail are asked to sign, date, and return the accompanying proxy card (or otherwise vote electronically) regardless of whether or not they plan to attend the Annual Meeting.  The approximate mailing date of the Proxy Materials, where applicable, or of a Notice of Internet Availability is May 13, 2025.  The Notice of Internet Availability contains instructions on how to access and review the Proxy Materials online and how to access an electronic proxy card to vote on the Internet or by telephone.  The Notice of Internet Availability also contains instructions on how to receive a paper copy of the Proxy Materials via mail or an electronic copy of the Proxy Materials via e-mail.  If you receive the Notice of Internet Availability by mail, you will not receive a printed copy of the Proxy Materials unless you request one in accordance with the instructions in the Notice of Internet Availability.  The Proxy Materials can be viewed and accessed electronically by visiting www.envisionreports.com/SLRQ2025.

Any Shareholder returning a proxy by mail has the power to revoke it at any time before the shares of Common Stock represented by the proxy are voted at the Annual Meeting.  A proxy may be revoked by a Shareholder by the submission of a new proxy card with a later date or a written notice of revocation delivered to the Corporate Secretary at the address on the cover of this Proxy Statement before the Annual Meeting.  Alternatively, if a Shareholder that attends the Annual Meeting in person, he or she may request that a previously submitted proxy not be used.  Any shares represented by a Shareholder’s unrevoked proxy will be voted unless the Shareholder attends the Annual Meeting and votes in person.  A Shareholder's right to revoke a proxy is not limited by, or subject to, compliance with a specified formal procedure, but written notice should be given to the Corporate Secretary of Solitario at or before the Annual Meeting.  Shareholders that hold shares in street name at a broker, bank or other nominee or through a retirement or savings, or other similar plan, the shareholder should check the voting instruction card refer to information from their broker, bank, nominee, trustee, or administrator to determine how to revoke, change, or submit new voting instructions.

The proposed corporate actions on which the shareholders are being asked to vote at the Annual Meeting are not corporate actions for which shareholders of a Colorado corporation have the right to dissent under the Colorado Business Corporation Act.

The expense of printing and mailing Proxy Materials will be borne by Solitario.  In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers, and other employees of Solitario in person or by telephone or other means of electronic communication.  No additional compensation will be paid for such solicitation.

Arrangements will also be made with brokerage firms and other custodians, nominees, and fiduciaries to forward proxy solicitation material to and to solicit proxies or authorizations from certain beneficial owners of our Common Stock and Solitario will reimburse such brokerage firms, custodians, nominees, and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

SHARES OUTSTANDING; VOTES REQUIRED; BOARD RECOMMENDATIONS

The holders of shares of Solitario's issued and outstanding Common Stock at the close of business on Wednesday April 30, 2025, the record date, are entitled to vote at the Annual Meeting.  On April xx, 2025 there were 82,666,918 shares of Common Stock outstanding which is estimated to be the same number of shares outstanding on the record date.  Each outstanding share of Common Stock entitles its holder to one vote.

The presence in person or by proxy of one-third (33%) of the outstanding shares of Common Stock constitutes a quorum for the transaction of business at the Annual Meeting.  Shares of Common Stock held by persons who abstain, and broker non-votes will be counted as present in determining whether a quorum is present at the Annual Meeting.  In the event there are not sufficient shares of Common Stock represented in person or by proxy for a quorum or to approve one or more of the proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

If a quorum is present at the Annual Meeting:

•

With respect to Proposal No. 1, directors will be elected according to a plurality vote, meaning the six nominees for election as directors who receive the greatest number of votes cast for the election of directors, even if less than a majority, will be elected as directors. No cumulative voting is permitted.

•

With respect to each of the other proposals being submitted to the Shareholders for approval, being: (i) the non-binding advisory vote on the executive compensation of our named executive officers (Proposal No. 2); (ii) the approval of an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of Common Stock to 200,000,000 shares from the current 100,000,000 shares (Proposal No. 3); and (iii) the ratification of the appointment of Assure CPA, LLC (“Assure”) as our independent registered public accounting firm for 2025 (Proposal No. 4), each will be approved if a majority of the voting power of the shares of Common Stock deemed present at the Annual Meeting vote in favor of such proposal. Although, as advisory votes, Proposal Nos. 2, and 4 are not binding on the Company or the Board, the Board will carefully consider the Shareholder votes on these matters.

The Board unanimously recommends that shareholders vote:

•	FOR the election of each of the six nominees for director;
•	FOR approval of the Company’s executive compensation program;
•

FOR approval of an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of Common Stock to 200,000,000 shares of Common Stock from the current 100,000,000 shares of Common Stock; and

•	FOR the ratification of Assure as the Company’s independent registered public accounting firm.

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Proxies submitted properly will be voted in accordance with the instructions contained therein. If the proxy card is submitted but voting directions are not provided, the proxy will be voted “FOR” each of the six director nominees;  “FOR” the advisory vote on executive compensation, FOR approval of an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of Common Stock of Solitario to 200,000,000 shares of Common Stock from the current 100,000,000 shares of Common Stock, and “FOR” ratification of the appointment of Assure as our independent registered public accounting firm for 2025, and in such manner as the proxies named on the proxy card, in their discretion, determine upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

If your shares are held in “street name” through a broker, bank or other nominee (collectively referred to as “brokers”), the broker will vote your shares according to the specific instructions it receives from you. If the broker does not receive voting instructions from you, the broker is only deemed present and entitled to vote on a proposal that is considered a “routine” matter without specific instruction from the Shareholder.  The ratification of Assure and the proposed amendment to our Articles of Incorporation are each a “routine” matter; however, each of the other proposals being considered at the Annual Meeting is not considered a “routine” matter.   Accordingly, if you do not give instructions to your broker, the broker will not be deemed present at the time of the vote on each non-routine matter and will not be deemed authorized to vote your shares with respect to the non-routine matters being considered at the Annual Meeting.   The broker’s failure to vote because it lacks discretionary authority to do so, commonly referred to as a “broker non-vote,” will not affect the outcome of the vote on the non-routine matters being submitted at the Annual Meeting because they will not be deemed present at the time of the vote for those matters.  For the proposal to ratify the appointment of Assure as the Company’s independent registered public accounting firm and the proposal to amend our Articles of Incorporation no broker “non-votes” are expected on these proposals because each is a “routine” matter upon which brokers may vote without specific direction from holders of shares in “street name.”

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT

1. When and where will the Annual Meeting be held?

As described in the Notice of Annual Meeting of Shareholders (the “Notice”), we will hold the Annual Meeting at the offices of Solitario located at 4251 Kipling St., Suite 390, Wheat Ridge, Colorado 80033.  The Annual Meeting is scheduled for Thursday, June 19, 2025, at 10:00 a.m. Mountain Daylight Time. If you expect to attend the Annual Meeting in person, please call Solitario at (303) 534-1030 to ensure that sufficient accommodation is prepared.

2. Who is asking for my vote?

The Board is sending the Notice and providing this Proxy Statement along with other soliciting materials and the proxy card to you and all other persons who are Shareholders of record of Solitario as of the close of business on Wednesday April 30, 2025 (the “record date”) for the Annual Meeting. The Board is soliciting your vote for the Annual Meeting.

3. Who is eligible to vote?

Shareholders who own shares of Common Stock at the close of business on the Record Date are eligible to vote. Each outstanding share of Common Stock held by a Shareholder entitles the Shareholder to one vote.

4. Might the Annual Meeting be adjourned?

We do not intend to seek adjournment of the Annual Meeting unless we have insufficient holders of the outstanding shares of Common Stock present in person or by proxy at the Annual Meeting to meet a quorum (which under our bylaws requires the presence of holders of at least one-third (33%) of the outstanding shares).  If this occurs, we will consider the advisability of proposing an adjournment to a specific time and place. Unless the Board fixes a new record date, Shareholders for an adjourned meeting shall be as originally determined for the meeting from which the adjournment was taken. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each Shareholder entitled to vote. At the adjourned meeting any business may be transacted that might have been transacted at the Annual Meeting as originally called.

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5. Why did you send me this booklet?

This booklet is a Proxy Statement. It provides you with information you should review before voting on the proposals discussed above, and in the Notice of Annual Meeting of Shareholders. You are receiving these proxy materials because you have the right to vote at the Annual Meeting.  Such proxy materials are also available on-line at www.solitarioxrenvisionreports.com/SLRQ2025.

6. How do I vote?

Registered Shareholders

There are different methods by which registered Shareholders (“Registered Shareholders”), meaning Shareholders of record whose names are shown on the books or records of the Company as direct owners of shares of Common Stock, can vote their shares at the Annual Meeting in person or by proxy.  If you are a Registered Shareholder and wish to vote in person at the Annual Meeting, you should attend the Annual Meeting where your vote will be taken and counted.  Should you not wish to attend the Annual Meeting, you may vote by proxy through one of the methods below.

A Registered Shareholder may vote by proxy using one of the following methods: (i) by returning the paper form of proxy by mail or delivery; (ii) by using the internet to vote electronically; or (iii) by telephone.  The methods of using each of these procedures are as follows:

Voting by Mail.  A Registered Shareholder may vote by mail by completing, dating and signing the enclosed form of proxy and mailing it to Computershare Investor Services Inc. (“Computershare”) in the envelope provided for receipt no later than 5:00 p.m. (MDT) on June 17, 2025.  Joint owners must each sign the proxy card.

Voting by Internet.  A Registered Shareholder may vote by internet by accessing the following website:  www.investorvote.com.  When you log on to the site, you will be required to input a control number as instructed on the Notice and/or form of proxy. Registered Shareholders may vote by internet until 5:00 p.m. (MDT) on June 17, 2025.

Voting by Telephone:  A Registered Shareholder may vote by telephone by calling Computershare at the following toll-free number: 1‑866-732-8683.  When you telephone Computershare, you will be required to input a control number as instructed on the Notice and/or form of proxy.  Registered Shareholders may vote by telephone until 5:00 p.m. (MDT) on June 17, 2025.

Beneficial Shareholder

If you own your shares in “street name” through a broker, bank, or other nominee rather than directly in your own name, you are considered the “beneficial owner” of those shares (a “Beneficial Shareholder”). If you are a Beneficial Shareholder, a copy of our Proxy Materials, together with a voting instruction form, will be made available to you by your broker, bank, or other nominee, and you must vote your shares in the manner provided in the voting instruction form. If you own your shares through a broker, bank or other nominee, you are not considered to be a shareholder of record, and you will not be permitted to vote your shares in person at the Annual Meeting, unless you have obtained a proxy for those shares from the nominee who holds your shares of record.  Beneficial Shareholders should ensure that instructions respecting the voting of their shares of Common Stock are communicated to the appropriate person at the broker, bank or other nominee where your shares are held.

7. Why does my name not appear as a shareholder of record?

Many investors own their investment securities through a broker-dealer or other nominee. Broker-dealers frequently clear their transactions through other broker-dealers and may hold the actual certificates for shares in the name of securities depositories, such as Cede & Co. (operated by the Depository Trust Company of New York City). In such a case, only the ultimate certificate holder appears on our records as a Shareholder even though that nominee may not have any economic interest in the shares that you actually own through your broker-dealer. You should contact your broker-dealer for more information about this process. You have the right to request that your broker-dealer deliver to you a certificate representing your shares.

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8. How can I obtain more information about Solitario?

This Proxy Statement is available online at www.envisionreports.com/SLRQ2025. In addition, information is available on our website at www.solitarioxr.com and through periodic reports filed by Solitario with the Securities and Exchange Commission (the “SEC”) and available at: www.sec.gov.

9. Why are we being asked to vote on the proposals?

The rules of the NYSE American Exchange (the “NYSE American”) and Colorado state law require Solitario to hold an annual meeting of shareholders to, among other things, elect directors.  At the Annual Meeting Shareholders are being asked to consider certain proposals that are commonly considered at an annual meeting of shareholders for a publicly reporting company, being the election of a slate of directors (Proposal No. 1), the approval of the non-binding advisory vote on the Company’s executive compensation program (Proposal No. 2), FOR approval of an amendment to the Company’s Articles of Incorporation  to increase the number of authorized shares of Common Stock to 200,000,000 shares of Common Stock from the current 100,000,000 shares of Common Stock (Proposal No. 3); and the ratification of the Company’s independent public accounting firm for fiscal year 2025 (Proposal No. 4).

FORWARD LOOKING STATEMENTS

THIS PROXY STATEMENT CONTAINS FORWARD-LOOKING STATEMENTS THAT HAVE BEEN MADE PURSUANT TO THE PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS REPRESENT SOLITARIO’S EXPECTATIONS OR BELIEFS CONCERNING FUTURE EVENTS, INCLUDING ANY STATEMENTS REGARDING: SOLITARIO'S BUSINESS AND BUSINESS RELATIONSHIPS, SOLITARIO'S BUSINESS ACTIVITIES AND ASSETS, AND THE SUFFICIENCY OF SOLITARIO'S CASH BALANCES AND CASH USED IN OPERATIONS, FINANCING AND/OR INVESTING ACTIVITIES. WITHOUT LIMITING THE FOREGOING, THE WORDS "BELIEVES," "INTENDS," "PROJECTS," "PLANS," "EXPECTS," "ANTICIPATES" AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. ACTUAL EVENTS OR RESULTS MAY DIFFER MATERIALLY FROM THE COMPANY’S PROJECTIONS. INFORMATION REGARDING CERTAIN OF THESE RISKS, UNCERTAINTIES AND OTHER FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THE RESULTS IN THESE FORWARD-LOOKING STATEMENTS ARE DISCUSSED IN SOLITARIO'S PERIODIC REPORTS AND DOCUMENTS FILED WITH THE SEC. THE FORWARD-LOOKING STATEMENTS INCLUDED IN THIS PROXY STATEMENT ARE MADE ONLY AS OF THE DATE OF THIS PROXY STATEMENT. WE DO NOT UNDERTAKE ANY OBLIGATION TO UPDATE OR SUPPLEMENT ANY FORWARD-LOOKING STATEMENTS TO REFLECT SUBSEQUENT EVENTS OR CIRCUMSTANCES, EXCEPT AS REQUIRED BY LAW.

PROPOSAL NO. 1:  ELECTION OF DIRECTORS

The Board currently consists of seven directors.  Mr. Labadie is not seeking to stand for re-election and at the conclusion of the Annual Meeting will cease to serve on the Board of Directors. We are asking the shareholders to vote to elect the following six director nominees to our Board of Directors at the Annual Meeting who, if elected, will each serve until the next annual meeting of Shareholders or until their successors are elected or appointed and qualified or until any such director’s earlier death, resignation or removal.  Unless a vote is withheld by the Shareholder, the proxies solicited by the Board will be voted for the election of each nominee.  The six nominees who receive the most votes will be elected.  If a shareholder does not vote for a nominee or indicates to "withhold" authority to vote for a nominee on the proxy card, that Shareholder's vote will have the same effect as an abstention and will not count either for or against the nominee because directors are elected by plurality voting.  Broker non-votes will also have no effect on the outcome of this proposal.

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If any nominee will not be a candidate for election as a director at the Annual Meeting, it is intended that votes will be cast pursuant to the enclosed proxy for any substitute nominees as may be nominated by the existing directors.  No circumstances are presently known which would render any nominee named below unavailable to serve as a director.

Identification of Directors

The slate of nominees for election to Solitario’s Board of Directors is below.

Name	Age

John Labate (1)(2)(3)	76

Mr. Labate has been a director of Solitario since December 2016 and is the Audit Committee Chairman.  From March 2021 until his retirement in 2024, he was the CFO of Fortitude Gold Corporation, (OTC: FTCO) a company spun-off from Gold Resource Corporation.  From May 2015 to August 2020, he served as the CFO of Gold Resource Corporation.  Mr. Labate has held management positions in the mining industry for over 40 years.  These include Operations Analysis Manager for Anaconda Minerals Company (1980-1986), Corporate Controller for Bond International Gold (1987-1991), CFO for Crown Resources Corporation (TSX: CRS) ("Crown") (1992-1997), CFO for GeoBiotics (1997-1999); CFO for Applied Optical Technologies (1999-2004), CFO for Constellation Copper (2004-2008), CFO for Golden Star Resources (2008-2012) and principal of East Cape Advisors (2012-2015).  Mr. Labate is experienced in all aspects of accounting, finance and regulatory management within the public sector of the mining industry in both the United States and Canada.  The Board believes Mr. Labate’s formal training in accounting and finance, coupled with his more than 40 years of industry experience, makes him suited to serve on the Board.  Mr. Labate received a Bachelor of Science, Accounting, from San Diego State University and passed all parts of the CPA examination.

James Hesketh (1)(2)(3)(5)	68

Mr. Hesketh has been a director of Solitario since July of 2017. He is presently serving as President, CEO, and Director of Viva Gold Corp., a gold development and exploration company listed on the TSX Venture Exchange (“TSXV”) (TSXV:VAU) and the OTCQB market exchange (OTCQB: VAUCF), which owns an advanced stage gold exploration property near Tonopah Nevada, a position he has held since February 2017. From March 2008 to December 2016.  Mr. Hesketh served as President, CEO and Director of Atna Resources, Ltd., a (formerly TSX:ATN), which  operated two gold mines, one each in California and Nevada (“Atna Resources”). Prior to that, from 2005 to 2008, Mr. Hesketh served as President, CEO and Director of Canyon Resources Corporation (“Canyon”), a formerly NYSE-American listed mining company, which was merged with Atna Resources in 2008.  Prior to joining Canyon, Mr. Hesketh served as Principal Mining Engineer and Vice President of NM Rothschild & Sons (Denver) Inc. from 2000 to 2004, which engaged in structured lending to the global metals and mining industry. Mr. Hesketh has proven leadership skills and broad-based industry experience ranging from mergers and acquisitions to mining finance, to mine permitting, development, construction and operations, both domestically and internationally and under U.S. and international regulatory regimes. In evaluating Mr. Hesketh’s qualifications to serve as a director, the Board believes that his formal training in engineering and economics combined with more than 40 years of broad-based industry experience and leadership makes him uniquely suited to serve on the Board. Mr. Hesketh holds a Bachelor of Science in Mining Engineering and a Master of Science in Mineral economics, both from the Colorado School of Mines.

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Christopher E. Herald (5)	72

Mr. Herald has been a director of Solitario since August 1992 as well as Solitario’s CEO Chief Executive Officer since June 1999 and President since August 1993.  Mr. Herald also served as a director of Crown starting in April 1989, as CEO of Crown starting in June of 1999, and as President of Crown from November 1990, each until August 2006, when he resigned from such positions upon completion of  Crown’s merger with Kinross Gold Corporation ("Crown-Kinross Merger").  In evaluating Mr. Herald’s qualifications to serve as a director, the Board believes his leadership of Solitario since Solitario’s inception as President and then CEO, as well as his knowledge of the Company’s operations, make him a valuable member of the Board.  In addition, Mr. Herald has shown a keen insight in the evaluation of various opportunities in the mining industry, including the acquisition of properties for exploration and potential merger and acquisition candidates for Solitario.  Mr. Herald has a track record of operating mining companies both with Crown and Solitario and the Board believes this is a significant contributor to the success of Solitario.  Prior to joining Crown, Mr. Herald was a Senior Geologist with Echo Bay Mines and Anaconda Minerals. Mr. Herald is currently a director of Viva Gold Corp (TSXV: VAU) and Adamera Minerals (TSXV: ADZ).  Mr. Herald was formerly a director of Underworld Resources Inc. from June 2009 to June 2011, and Atna Resources from May 2009 to June 2015.  Mr. Herald is a past Chairman of the Denver Gold Group, a non-profit industry trade group that organizes gold mining industry institutional conferences in the United States and Europe.   Mr. Herald received a Master of Science in Geology from the Colorado School of Mines and a Bachelor of Science in Geology from the University of Notre Dame.

Gil Atzmon (1)(4)	65

Mr. Atzmon has served as a director of Solitario since July 2017.  He is the founder of Zazu Metals Corporation (“Zazu”).  Mr. Atzmon previously served as Chairman, CEO and President of Zazu from 2006 until it became a wholly-owned subsidiary of Solitario in July 2017. Mr. Atzmon has over 40 years’ experience in the mineral resources sector. His career has included positions as a mining executive, investment banker and mining fund manager. Mr. Atzmon participated in many global exploration and mining projects and successfully arranged financing for the exploration and development of several mineral properties.  In evaluating Mr. Atzmon’s qualifications to serve as a director, the Board believes his leadership of Zazu as its founder and as Zazu’s Chief Executive Officer, as well as his knowledge of the Solitario’s Lik exploration project and operations, make him a valuable member of the Board.  In 2001 and 2002, Mr. Atzmon acted as Vice President, Corporate Development of Ivanhoe Mines Ltd. In 2000 and 2001, Mr. Atzmon served as a global energy and mining specialist in institutional equity and sales for BNP Paribas. From 1998 to 2000, Mr. Atzmon was Chief Investment Strategist and Portfolio Manager for US Global Investors, Inc.  Mr. Atzmon holds a Bachelor of Arts degree in Geology and Geography from Columbia College at Columbia University, New York and holds a Master of Arts in Energy and Mineral Resources Economics from the University of Texas at Austin, Texas. Mr. Atzmon is a Nationally Registered Emergency Medical Technician.

Joshua D. Crumb (1)(4)	45

Mr. Crumb has been a director of Solitario since July 2017.  Mr. Crumb is founder and the Chairman and CEO since December 2020 of Abaxx Technologies Inc. (NEO: ABXX), a financial software company that develops and deploys technological infrastructure for global commodity exchanges and digital marketplaces.  Mr. Crumb is the co-founder and Chief Strategy Officer since 2021 of BitGold Inc., (TSXV: XAU) an internet platform for acquiring, holding and making payments in gold. Mr. Crumb also is a founder and prior to 2020 a former Director and Chief Strategy Officer of Goldmoney Inc., a financial service and technology company.  Mr. Crumb was a director of Zazu from 2011 until it became a wholly-owned subsidiary of Solitario.  Mr. Crumb was previously an Executive Director at Goldman Sachs, working as the Senior Metals Strategist in the Global Economics, Commodities and Strategies research division in London from 2010-2012.  Mr. Crumb also held various positions within the Lundin group of companies, serving as Director of Corporate Development at Lundin Mining, and Special Project Analyst for group chairman Lukas Lundin. From 2012-2014, Mr. Crumb served as a founder and Director of Loma Vista Capital, and an independent Director of Silver Bull Resources Inc. (OTCQB: SVBL; TSX: SVB)) and Astur Gold Corp (TSX: BDG).  In evaluating Mr. Crumb’s qualifications to serve as a director, the Board believes his extensive financial and corporate development experience in both the junior mining industry and the financial services industry as well as his knowledge and leadership of Zazu as one of its directors make him suited to serve on Solitario’s Board.  Mr. Crumb holds a Master of Science in Mineral Economics, a Graduate Certificate in International Political Economy, and a Bachelor of Science degree in Engineering from the Colorado School of Mines.

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Debbie Austin (1)(4)(5)	72

Ms. Austin was appointed to the Board in April 2022.  She worked for more than 30 years in roles of increasing responsibility at Crown and Solitario until her retirement from Solitario in 2018.  She has a unique understanding of the corporate operations, structure and goals at Solitario as well as the mining industry in general and the investment community associated with the junior mining industry.  During her career, Ms. Austin has had significant interaction with all types of shareholders, both retail and institutional, and has developed relationships and a high level of skill in these areas.  The Board believes Ms. Austin’s experience and knowledge will specifically benefit Solitario and complement the current Board members’ experience in the areas of mineral geology, mining technology and accounting and administration.  The Board believes Ms. Austin brings value to Solitario by enhancing not only its investor relations but also Solitario’s broader environmental, safety and governance (“ESG”) efforts as the Board recognizes that Solitario’s stakeholders are increasingly applying these non-financial factors as part of their analysis process in identifying investment opportunities.  Ms. Austin currently serves as a director of the Yoakum National Bank in Yoakum, Texas.  Ms. Austin received her Bachelor of Science degree magna cum laude from Texas A&M University.

The following director is not seeking to stand for re-election, and the conclusion of the Annual Meeting will cease to serve on the Board of Directors.

Brian Labadie Chairman (1)(2)(3)	72

Mr. Labadie has chosen not to stand for re-election at the 2025 Annual meeting.  Mr. Labadie has been a director of Solitario since June 2006 and Chairman since March of 2009.  He is an independent mining industry consultant.  He was a director of Crown from June of 2002 until August 2006 upon completion of the Crown-Kinross merger and a director of Battle Mountain Gold Exploration Corporation (formerly OTC:BMGX) from June 2005 to June 2007.  In evaluating Mr. Labadie’s qualifications as a director, the Board considered Mr. Labadie’s experience of over 40 years in the mining industry.  The specific experience that Mr. Labadie brings to Solitario includes formal training and experience as a mining engineer including developing and operating mines, both as a mine manager and as a senior executive at Miramar Mining Corporation and Echo Bay Mines.  The Board believes Mr. Labadie’s operating experience complements and enhances the knowledge and understanding the other Board members and management of Solitario have in mining exploration, and corporate finance.  Mr. Labadie spent ten years with Miramar Mining Corporation from November 1996 to September 2006 as the Executive Vice President, COO.  Prior to that, Mr. Labadie spent nine years with Echo Bay Mines, Ltd. as Vice President of Operations.  Mr. Labadie holds a Bachelor of Science degree in geological engineering from the University of Toronto.

1.	The Board has determined this director to be an independent member of the Board in accordance with Section 803A of the NYSE American Company Guide.
2.	Member of the Audit Committee.
3.	Member of the Compensation Committee.
4.	Member of the Nominating and Governance Committee.
5.	Member of the Health, Safety, Environment and Social Responsibility Committee.

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF THE NOMINEES LISTED ABOVE.

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PROPOSAL NO. 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are asking Solitario Shareholders to approve an advisory resolution on the compensation program of our named executive officers (our “NEOs") which include our principal executive officer and our two other most highly compensated executive officers for fiscal year 2024, as disclosed in this Proxy Statement.

As described more fully in the “Executive Compensation” section of this Proxy Statement below, our executive compensation program is structured to align the interests of our executive officers (each of whom is a Shareholder of the Company) with those of our non-affiliated shareholders and to fairly reward our executive officers for creating shareholder value and for helping the Company achieve its business objectives. Our primary compensation objectives are to reward performance that supports our principles of building shareholder value, to retain our executives, to attract new executives as necessary and fairly compensate our current executives, including to recognize individual performance from time-to-time.

We believe that our executive compensation program, which relies on clear and simple objectives for executive performance and reward, has been effective at incenting our NEOs to further achievement of positive results and strong financial performance by the Company, appropriately aligning pay and performance and in enabling us to attract and retain talented executives within our industry.

We are asking our shareholders to indicate their support for our executive compensation program as described in this Proxy Statement. This proposal gives our Shareholders the opportunity to express their views on our fiscal year 2024 executive compensation policies and procedures. It is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and our executive compensation philosophy, policies and procedures described in this Proxy Statement. Although the voting results are not binding, the Board and the Compensation Committee will take into account the results of the vote when considering future executive compensation arrangements.

“RESOLVED THAT:

Solitario shareholders approve the compensation of Solitario’s Named Executive Officers, as disclosed in this Proxy Statement, pursuant to the compensation disclosure rules of the Securities and Exchange Commission set forth in Item 402 of Regulation S-K, including, but not limited to, the “Executive Compensation” section, the compensation tables, and any related material disclosed in the Proxy Statement for the 2025 annual meeting.”

The advisory vote on executive compensation is not binding on the Company, our Board or our Compensation Committee. However, our Board and our Compensation Committee will review the voting results in connection with their on-going evaluation of our compensation programs and may consider the outcome of the Shareholder vote when making future compensation decisions.

At the Company’s 2024 annual meeting of Shareholders, the Shareholders voted in favor of holding future advisory votes on the Company’s executive officer compensation program every year, and the Company’s Board of Directors subsequently adopted this as its official position.  Accordingly, this proposal on the advisory vote on executive compensation is being submitted to obtain the advisory vote of the Shareholders in accordance with the Dodd-Frank Act, Section 14A of the Exchange Act and the SEC’s rules.  We currently expect that following this year’s vote, the next Shareholder advisory vote on the Company’s executive compensation program will take place at the annual meeting of Shareholders to be held in 2026.

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THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL NO. 3: AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF SOLITARIO TO 200,000,000 SHARES OF COMMON STOCK FROM THE CURRENT 100,000,000 SHARES OF COMMON STOCK

Our Articles of Incorporation currently authorize us to issue 100,000,000 shares of Common Stock.  The Board of Directors has approved, subject to stockholder approval and any required approvals from Toronto Stock Exchange (“TSX”) or NYSE American, an amendment to our Articles of Incorporation to increase our authorized shares of Common Stock to 200,000,000 shares from the current 100,000,000 shares (the "Amendment").  The Board of Directors believes the Amendment is in the best interests of the Company and our shareholders because it will provide Solitario with additional flexibility to offer our Common Stock in the event of a future merger, acquisition or financing.  The approval of this increase in the number of authorized shares of Common Stock is not being taken in connection with any existing or planned merger, acquisition or financing.

The Amendment does not change the terms or rights of holders of our Common Stock or any existing corporate governance portions of our Articles of Incorporation.  If the Amendment is approved by the shareholders at the Annual Meeting, Solitario expects to promptly file such an Amendment with the Secretary of State of Colorado to increase our authorized shares of Common Stock.  We do not anticipate that current shareholders will be required to turn in their old certificates or take any other action to allow for the trading of their current shares upon the approval of the Amendment.  If the Amendment is not approved, no action will be taken, and the number of authorized shares will remain unchanged.

Reasons for the increase in Authorized Shares

As of the record date, we were authorized to issue 100,000,000 shares of Common Stock, of which 82,666,918 are issued and outstanding.  In addition, the Company has reserved a total of 5,000,000 shares of Common Stock underlying outstanding stock options and shares reserved under the 2023 Solitario Stock and Incentive Plan and 2,395,000 shares of Common Stock underlying outstanding stock options under the 2013 Solitario Exploration & Royalty Corp. Omnibus Stock and Incentive Plan.

The Board of Directors is requesting this increase in the authorized common shares because we currently have 82,666,918 shares of Common Stock outstanding and our current 100,000,000 authorized shares of Common Stock may limit the number of shares we could offer in any potential future strategic transactions (such as mergers, acquisitions, and other business combinations), equity or equity-linked offerings and other capital-raising or financing transactions, grants and awards under stock plans, and other types of general corporate purpose transactions.  Our Board of Directors believes that because we only currently have a total of 9,938,082 shares of common stock that are not issued and outstanding or reserved for other purposes, our current 100,000,000 authorized shares of Common Stock may limit our competitive position and constrain our ability to raise capital in a timely fashion or at all. As a result, we may lose important business opportunities, which could adversely affect our financial performance and growth. We believe that it is important to have the flexibility to issue shares of Common Stock beyond the limited amount remaining. Specifically, the proposed Amendment would enable the Company to issue additional shares of Company common stock from time to time as may be required for various business purposes, including but not limited to raising additional capital to further the development of the Golden Crest project, exploration opportunities at other Company projects and other strategic growth or acquisition opportunities as they arise. Without an affirmative vote to increase the authorized shares of Company common stock, the Company may have an insufficient number of issuable shares to advance its various business purposes.

Potential Effects of Approving the Amendment

The proposed increase in the number of authorized shares of Common Stock will not have any immediate effect on the rights of our existing shareholders. However, the Board of Directors will have the authority to issue the additional shares of Common Stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or rules of any stock exchange on which our securities may be listed, including the NYSE American and TSX. The issuance of additional shares of Common Stock may decrease the relative percentage of equity ownership of our existing shareholders, thereby diluting the voting power of their Common Stock. The perception that there might be additional dilution to our existing shareholders may put pressure on our stock price. The Board recognizes that the issuance of additional shares of Company common stock may dilute the existing holders of our common stock. However, the Board believes that these potential risks are outweighed by the benefit that an increase in the number of available shares would provide in terms of additional financing flexibility. The Board believes that retaining the ability to act swiftly on future opportunities that may require or be facilitated by additional stock issuances will benefit existing shareholders.

The proposed Amendment would not change the terms of the Company’s shares of common stock, and the additional shares of common stock would have rights identical to the currently outstanding common stock. The Company does not currently have any specific plans to issue additional shares of Company common stock but expects to continue to issue shares of common stock under its equity compensation plans from time to time. In addition, the Board will continue to assess opportunities to issue shares of Company common stock from time to time in potential offerings for capital-raising purposes, including in private placement transactions similar to those effected in 2023 or under our “at-the-market” equity program with H. C. Wainwright.

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The issuance of additional shares of Common Stock may be deemed to have potential anti-takeover effects, including by delaying or preventing a change in control of the Company through subsequent issuances of Common Stock. However, this proposal to increase the authorized shares of Common Stock is not prompted by any specific effort of which we are aware to accumulate shares of our Common Stock or obtain control of the Company.

Shareholders do not have preemptive rights with respect to our Common Stock. Therefore, should the Board of Directors determine to issue additional shares of Common Stock, existing shareholders would not have any preferential rights to purchase such shares in order to maintain their proportionate ownership thereof.

Potential Effects of Not Approving the Amendment

If the Company’s shareholders do not approve the Amendment, then the Company will not be able to increase the total number of authorized shares of Common Stock from 100,000,000 to 200,000,000, which could prevent the Company from pursuing important business opportunities and accessing capital in the public and private markets.

Recommendation of the Board of Directors

The Board has determined the Amendment to be appropriate and in the best interests of Solitario.  The Amendment requires the approval of at least a majority of the votes cast on the proposal at the Annual Meeting, in person or by proxy, in order to be adopted.  Abstentions and broker non-votes will not be counted in determining the approval of the Amendment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 200,000,000 SHARES FROM THE CURRENT 100,000,000 SHARES.

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PROPOSAL NO. 4: RATIFICATION OF THE APPOINTMENT OF

THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At the Annual Meeting our Shareholders are being asked to ratify the selection of Assure as our independent registered public accounting firm for fiscal year 2025.  Although the Company is not required to submit the selection of independent registered public accountants for shareholder approval, if the appointment of Assure as our independent registered public accounting firm for the fiscal year 2025 is not ratified by Shareholders, the Audit Committee will reconsider its appointment. The Board considers Assure to be well qualified to serve as the independent auditors for the Company; however, even if the selection is ratified, our Board may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee and Board determine that the change would be in our best interests.  Assure became the Company’s independent registered accounting firm in July 2023.  Representatives of Assure may choose to be present at the Annual Meeting and, if present, have the opportunity to make a statement and to respond to appropriate questions.

Audit Fees

Except as otherwise noted below, the following table summarizes the aggregate fees accrued by Solitario (i) to Assure for the fiscal year ended December 31, 2024 and 2023.  In addition, during 2023, certain fees were charged by Plante & Moran, PLLC, our prior auditor, for the review of certain information from 2022, included in the 2023 annual report filed during the year ended December 31, 2023.

	2024	2023
Audit Fees (1)	$86,000	$99,000
Audit related fees (2)	-	37,000
Tax fees (3)	24,000	22,000
Total	$110,000	$158,000

(1)	Fees billed or expected to be billed for audit services in 2024 and 2023 consisted of:
i.	Audit of our annual financial statements for the 2024 and 2023 fiscal years.
ii.	Reviews of our quarterly reports during 2024 and 2023.
iii.	Comfort letter and related services.
(2)	Consents and other services related to SEC filings and registration statements.
(3)

Represents fees billed in connection with the preparation and filing of our United States federal and Colorado and Alaska state income tax returns. The fees charged in 2024 and 2023 were by Haynie & Co, a firm unaffiliated with Assure.

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Pre-approval of Audit Fees

On an annual basis the Audit Committee approves the proposed audit services and the fees related thereto by our independent auditors in advance of the year of service in accordance with the pre-approval policy adopted by the Audit Committee.  All other fees are pre-approved on an ongoing basis as required.  The Audit Committee pre-approval policy requires that the Audit Committee determine that proposed services and related fees are required and reasonable under the circumstances.  All of the fees billed to Solitario by Assure during 2024 and 2023 were pre-approved by the Audit Committee pursuant to the Audit Committee pre-approval policy.  The Audit Committee considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence and has determined that the provision is compatible.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE SELECTION OF ASSURE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Meetings of Board of Directors; Annual Meeting Attendance

During the fiscal year ended December 31, 2024, there were four meetings of the Board.  Each of the incumbent directors attended each of those Board meetings, with the exception that Mr. Crumb missed one meeting.  Each of the incumbent directors attended all of the aggregate number of meetings of our Board of the committee meetings on which he or she served during the period in which he or she was a director.  The Board also took action. on occasion as needed, without a physical or other in-person meeting in the form of unanimous written consents.  All of the references to meetings exclude actions taken by written consent.

The Company does not have a formal policy regarding the attendance of our Board members at our Annual Meetings of Shareholders and Board members are not required to attend such meetings.  Mr. Herald was the only director that attended the Annual Meeting of Shareholders held on June 20, 2024.

No material changes to the procedures for nominating directors by our shareholders, as described in the 2024 proxy statement filed with the SEC by the Company on April 26, 2024 with respect to the 2024 annual meeting of shareholders, have been made since such proxy statement was filed.

Corporate Governance and Nominating Committee

In June 2006, the Board formed the Corporate Governance and Nominating Committee of the Board (the "Nominating Committee").  A copy of the Nominating Committee charter is available on the Company website at www.solitarioxr.com.   Mr. Atzmon, Mr. Crumb and Ms. Austin are members of the Nominating Committee.  The members of the Nominating Committee are all independent in accordance with the definition of independence set forth in the NYSE American Company Guide.  The Nominating Committee met once during 2024. The Nominating Committee approved the nomination of the slate of directors proposed to the shareholders for re-election at the Annual Meeting.

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The primary purposes of the Nominating Committee are to (a) identify individuals qualified to become Board members and select or recommend director nominees; (b) develop and recommend to the Board corporate governance principles applicable to the Company; (c) lead the Board in its review of the Board's performance; and (d) recommend to the Board director nominees for each committee. The Nominating Committee has not adopted specific, minimum qualifications that nominees must meet in order for the committee to recommend them to the Board, but rather each nominee is individually evaluated by the Nominating Committee based on his or her individual merits, taking into account the needs of the Company and the composition of the Board. The Nominating Committee has incorporated the consideration of diversity, including gender diversity, in identifying nominees for director and seeks to have a Board of Directors composed of individuals with a diverse set of backgrounds, expertise and business experiences.

The Nominating Committee will consider candidates submitted from a variety of sources (including, without limitation, incumbent directors, Shareholders, and Company management) to fill vacancies and/or expand the Board. The committee will then evaluate each potential candidate's educational background, employment history, outside commitments and other relevant factors to determine whether the candidate is potentially qualified to serve on the Board. The committee seeks to identify and recruit the best available candidates and will endeavor to evaluate qualified Shareholder nominees (if any) on the same basis as those submitted by members of the Board, third-party search firms (if applicable) or other sources.

Pursuant to Section 2.11 of our Bylaws, nominations for candidates for election as directors at any meeting of Shareholders may be made (a) by, or at the direction of, a majority of the members of the Board (although as described above, such role has been delegated to the Nominating Committee) or (b) by any Shareholder entitled to vote at such a meeting, subject to the requirements outlined below. The Board makes no distinction in evaluating candidates who come to their attention directly or who are nominated by any shareholder.  The Nominating Committee does not have specific minimum qualifications that a candidate must possess for consideration.  No Shareholder submitted a director nomination to the Board during the Company’s 2024 fiscal year.

In order to qualify for consideration at a Shareholder meeting, Shareholder nominations must be made in a written notice addressed to the Corporate Secretary of Solitario at Solitario’s principal executive office and must contain certain information specified in the Company’s Amended and Restated Bylaws (the “Bylaws”) and, to the extent applicable, required by Rule 14a-19 under the Exchange Act. With respect to the timing of Shareholder nominations, please see the discussion under “Shareholder Proposals for 2026 Annual Meeting” below.

Such Shareholder's notice shall set forth (a) as to each person whom the Shareholder proposes to nominate for election or re-election as a director and as to the Shareholder giving the notice (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of stock of the Company which are beneficially owned by such person as of the date of such Shareholder notice and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors pursuant to Regulation 14A, under the Exchange Act and (b) as to the Shareholder giving the notice (i) the name and address, as they appear on the Company's books, of such Shareholder and any other Shareholders known by such Shareholder to be supporting such nominees and (ii) the class and number of shares of stock of the Company which are beneficially owned by such Shareholder on the date of such Shareholder notice and by any other Shareholders known by such shareholder to be supporting such nominees on the date of such Shareholder notice.

If the Board determines that the information provided in a Shareholder's notice does not satisfy the informational requirements of Section 2.11 of the Bylaws in any material respect, the Corporate Secretary will promptly notify such Shareholder of the deficiency in the notice. The Shareholder will then have an opportunity to cure the deficiency by providing additional information to the Corporate Secretary within such period of time, not to exceed five days from the date such deficiency notice is given to the Shareholder, as the Board shall reasonably determine. If the deficiency is not cured within such time period, or if the Board reasonably determines that the additional information provided by the Shareholder, together with information previously provided, does not satisfy the requirements of Section 2.11 of the Company's Bylaws in any material respect, then the Board may reject such Shareholder's nomination. The Corporate Secretary shall notify a Shareholder in writing whether his or her nomination has been made in accordance with the time and information requirements of the Company's Bylaws. Notwithstanding the procedure set forth above, if the Board does not make a determination as to the validity of any Shareholder nominations, the presiding officer of the meeting of the Shareholders shall determine and declare at the meeting whether a nomination was made in accordance with the terms of the Company's Bylaws and shall accept or reject the nomination accordingly.

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Audit Committee

Solitario has a separately designated standing audit committee established in accordance with section 3(a)(58)(A) of the Exchange Act.  The Audit Committee consists of Mr. Labate, Mr. Labadie and Mr. Hesketh, each of whom is “independent” in accordance with NYSE American standards, as well as the independence requirements for audit committee members under Rule 10A-3 promulgated under the Exchange Act.  The Board has determined that Mr. Labate is the audit committee financial expert as defined in Item 407(d)(5) of Regulation S-K.  The Audit Committee acts under a written charter that was adopted and approved by the Board on July 26, 2006, a current copy of which is available on the Company website at www.solitarioxr.com. The Audit Committee’s primary function is to review Solitario's financial reporting process on behalf of the Board.  Management has the primary responsibility for the financial statements and the reporting processes, including the system of internal controls.  The Audit Committee met four times during the year ended December 31, 2024.

                Audit Committee Report

The Audit Committee of the Board of Directors is comprised of independent directors and operates under a written charter adopted by the Board of Directors. The Audit Committee Charter is reviewed and updated as needed per applicable rules of the SEC and the NYSE American.

The Audit Committee serves in an oversight capacity. Management is responsible for the Company's internal controls over financial reporting. The independent auditors are responsible for performing an independent audit of the Company's financial statements per the standards of the Public Company Accounting Oversight Board ("PCAOB") and issuing a report thereon. The Audit Committee's primary responsibility is to monitor and oversee these processes and to select and retain the Company's independent auditors. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the Company's audited financial statements and discussed not only the acceptability but also the quality of the accounting principles, the reasonableness of the significant judgments and estimates, critical accounting policies, and the clarity of disclosures in the audited financial statements prior to issuance.

The Audit Committee reviewed and discussed the audited financial statements as of and for the year ended December 31, 2024, with the Company's independent auditors, Assure, and discussed not only the acceptability but also the quality of the accounting principles, the reasonableness of the significant judgments and estimates, critical accounting policies and the clarity of disclosures in the audited financial statements prior to issuance. Subsequent to December 31,2024, the Audit Committee discussed with Assure the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. The Audit Committee has received the written disclosures and the letter from Assure required by the applicable requirements of the PCAOB regarding independent auditor communications with the Audit Committee concerning independence and has discussed with Assure.

Based on the review and discussions with our independent registered public accounting firm, Assure, the Audit Committee has recommended to the Board of Directors, that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on March 12, 2025.

                AUDIT COMMITTEE

                              John Labate, Chairman

                              Jim Hesketh

                              Brian Labadie

The information contained above in this section titled “Audit Committee Report” will not be considered “soliciting material” or to be “filed” with the SEC, nor will that information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except to the extent that we specifically incorporate it by reference into a filing.

Compensation Committee

On June 27, 2006, the Board approved the charter for and formed the Compensation and Management Development Committee (the "Compensation Committee").  A current copy of the Compensation Committee charter is available on the Company website at www.solitarioxr.com.  Mr. Labadie, Mr. Labate and Mr. Hesketh are the members of the Compensation Committee.  The Compensation Committee met twice during 2024.

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The primary purposes of the Compensation Committee are to (a) review from time to time and approve the overall management evaluation and compensation policies of Solitario; (b) review and approve goals and objectives relevant to the compensation of the executive officers, including the chief executive officer, of Solitario and evaluate the performance of Solitario's executive officers; (c) set the compensation of the executive officers of Solitario, in light of the Compensation Committee's review; (d) review, approve and periodically evaluate Solitario's compensation and other benefit plans, including incentive compensation and equity-based plans and programs for non-employee directors, executive officers and senior management, and make recommendations as necessary; (e) review and approve any amendments and modifications to any such plan or program requiring approval of the Board, subject to applicable regulatory and Shareholder approval requirements; (f) review and approve the grant of options, restricted stock, stock appreciation rights and other equity-based grants to Solitario's non-employee directors, executive officers and senior management consistent with the Company’s incentive compensation plans and programs and compensation and retention strategy; (g) review and approve plans of the Company for management development and senior managerial succession; (h) oversee compliance with the applicable compensation reporting requirements of the SEC; and (i) conduct an annual performance self-evaluation of the Compensation Committee.  The Compensation Committee has not engaged compensation consultants but has the authority to do so under the Compensation Committee charter.  Further, the Compensation Committee may form, and delegate authority to, subcommittees when appropriate. The processes and procedures used for the consideration and determination of executive compensation are described in the section of this Proxy Statement entitled "Executive Compensation."

The scope and authority of the Compensation Committee, including the role of executive officers and compensation consultants in determining or recommending the amount and form of compensation and the ability of the Compensation Committee to delegate authority, are more fully described in the Compensation Committee charter.

Compensation Committee Interlocks and Insider Participation

Mr. Labadie, Mr. Labate and Mr. Hesketh are the members of the Compensation Committee and are “independent” in accordance with the definition of independence set forth in the NYSE American Company Guide.  No member of the Compensation Committee is currently, or has been, an officer or employee of Solitario for the last three years or had a relationship with Solitario required to be disclosed pursuant to Item 404 of Regulation S-K.

                Compensation Committee Report

The Compensation Committee has reviewed, evaluated and discussed the (i) allocation of executive compensation, including the allocation of compensation between salary paid in cash and deferred compensation in the form of stock option grants and awards; (ii) goals and objectives of our executive compensation including the need to be competitive with peer companies to retain and attract the best available executive talent; (iii) existing elements of executive compensation including salary, bonus and stock options, and (iv) performance of our existing executives, including our Chief Executive Officer (“CEO”), against general targets and goals including budgets, exploration activities and success, the performance of our stock and other measures.  Neither the Compensation Committee nor management has engaged any compensation consultants in determining or recommending the amount or form of executive or director compensation in the last year.  The Compensation Committee has reviewed recommendations prepared by our CEO for levels of compensation for Mr. Maronick, our Chief Financial Officer. The Compensation Committee has reviewed and discussed with management the Company's “Executive Compensation” section of this Proxy Statement. Based on such review and discussions, the Compensation Committee has recommended to the Board of Directors that the Executive Compensation be included in this 2025 Proxy Statement and included by reference in the Company's Annual Report on Form 10-K for the year ended December 31, 2024.

COMPENSATION COMMITTEE

Brian Labadie, Chairman

Jim Hesketh

John Labate

The information contained above in this section titled “Compensation Committee Report” will not be considered “soliciting material” or to be “filed” with the SEC, nor will that information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except to the extent that we specifically incorporate it by reference into a filing.

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Health, Safety, Environment and Social Responsibility Committee

                On April 19, 2022, the Board approved the charter for and formed the Health, Safety, Environment and Social Responsibility Committee (the “HS&E Committee”).  The HS&E Committee met once during 2024.  The primary purpose of the HS&E Committee is to assist the Board in its oversight of the health, safety and environment of its employees and the communities where Solitario operates.  In addition, the HS&E Committee is responsible for the oversite of Solitario’s efforts to promote social responsibility, including but not limited to matters of inclusion and engagement in our operations and the communities where we operate.  The HS&E Committee periodically reviews Solitario’s operations in these areas to ensure compliance with applicable legal and regulatory requirements related to these matters.

The members of the HS&E Committee are appointed annually by the Board at the first meeting of the Board following the annual general meeting and shall each serve until such member’s successor is duly elected and qualified or until such member’s earlier resignation or removal. The Board may remove the members of the HS&E Committee, with or without cause by a majority vote of the Board.  Any vacancy in the HS&E Committee occurring for any cause will be filled by a majority vote of the Board then in office.  A chairperson of the HS&E Committee is appointed by the Board to: (i) provide leadership to the HS&E Committee; (ii) manage the affairs of the HS&E Committee; and (iii) ensure that the HS&E Committee functions effectively in fulfilling its duties to the Board and the Company.  Ms. Austin, Mr. Hesketh and Mr. Herald are members of the HS&E Committee.  Ms. Austin is the chairperson.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires Solitario's directors and executive officers, and persons who own more than ten percent of a registered class of Solitario's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of the Common Stock and other equity securities of Solitario. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish Solitario with copies of all Section 16(a) reports they file. To our knowledge, based solely on review of the copies of reports filed pursuant to Section 16(a) of the Exchange Act, all filing requirements under Section 16(a) applicable to our officers, directors and beneficial owners of more than ten per cent of our common stock were timely filed with respect to fiscal year 2024, with the exception that Mr. Crumb did not file one required Form 4 during 2024.

Shareholder and Interested Party Communications

We endeavor to keep all Shareholders well informed as to the financial performance of the Company, primarily by means of its annual and quarterly reports, current reports on Form 8-K and by press releases.  The Board and management of Solitario are receptive to Shareholder feedback in any form.  It is Solitario's policy to receive and respond promptly to Shareholder inquiries while being guided by legal requirements as well as the Company's policies with respect to confidentiality and disclosure requirements.  The Board is also receptive to communications received from interested parties who are not Shareholders and may respond to such communications as appropriate. Shareholders or other interested parties wishing to send communications to the Board should write to either the Chairman of the Board or to the Corporate Secretary at the following address:  Solitario Resources Corp., 4251 Kipling St., Suite 390, Wheat Ridge, CO 80033.  All such communication shall state the type and amount of the Company's securities held by the Shareholder, if any, and shall clearly state the communication is intended to be shared with or directed only to the Board, or if applicable, with a specific committee of the Board. The Chairman of the Board or the Corporate Secretary, as applicable, will forward such communication to the members of the Board, the non-management members of the Board, or a specific committee of the Board.

Indemnification of Directors

Our Articles of Incorporation authorize our Board to the fullest extent permitted by Colorado law as now or hereafter in effect, to indemnify any director of Solitario.  The Board is entitled to determine the terms of such indemnification, including advancement of expenses, and to give effect thereto through the adoption of Bylaws, approval of agreements, or by any other manner approved by the Board.  Any amendment to or repeal of the authorization of indemnification contained in our Articles of Incorporation shall not adversely affect any right of a director of Solitario thereunder with respect to any right to indemnification that arises prior to such amendment.  Solitario’s Bylaws, subject to certain exceptions, provide that directors are entitled to indemnification with respect to proceedings that arise by reason of the fact that he or she is or was a director (or officer) of Solitario, or who, while a director (or officer) of Solitario, is or was serving at the request of Solitario as a director, officer, employee or agent of Solitario or another corporation or of a partnership, joint venture, trust, other enterprise, or employee benefit plan.

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Code of Ethics

We adopted a Code of Business Conduct and Ethics including a Code of Ethics applicable to the principal executive officer and the principal financial and accounting officer of Solitario (the "Code of Ethics") on June 27, 2006, a copy of which may be found on our website at www.solitarioxr.com and on SEDAR at www.sedarplus.ca.  Any person who wishes to receive a copy of the Code of Ethics may do so at no charge by written request to Investor Relations, Solitario Resources Corp., 4251 Kipling St, Suite 390, Wheat Ridge, CO 80033.

Insider Trading Policies and Procedures

Our insider trading policy prohibits such persons from purchasing or selling our securities while in possession of material nonpublic information and contains restrictions relating to pre-clearance procedures and blackout periods. Directors and employees are permitted to enter into trading plans that are intended to comply with the requirements of Rule 10b5-1 of the Exchange Act. The insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable listing standards.

While we have not adopted a formal policy governing transactions by the Company in its securities, we will not engage in transactions in Company securities, or adopt any securities repurchase plans, while in possession of material non-public information relating to the Company or its securities other than in compliance with applicable law, subject to the policies and procedures adopted by the Company.

Board Leadership and Risk Oversight

We have maintained separate individuals in the position of CEO and non-executive Chairman of the Board of Solitario since our inception.  Our non-executive Chairman serves as liaison between the CEO and other independent directors, approves meeting agendas and schedules and notifies other members of the Board of Directors regarding any significant concerns of Shareholders or interested parties of which he becomes aware. Our non-executive Chairman presides at all Board meetings he attends and provides advice and counsel to the CEO.  We believe the separation of these positions, with an independent non-executive Chairman, provides Solitario with valuable independent direction and advice for our CEO and our other executive officers.

Our Board of Directors is responsible for the overall risk oversight of Solitario.  Directors are entitled to rely on management and the advice of the Company’s outside advisors and auditors but must at all times have a reasonable basis for such reliance.  The Board of Directors delegates the day-to-day risk management of Solitario to the CEO and Chief Financial Officer, each of whom periodically reports to the Board of Directors and to certain committees of the Board of Directors.  The Audit Committee oversees our financial and reporting risks, including our short-term investing and hedging risks and these risks are discussed at no less than one Audit Committee meeting per year, providing the Audit Committee members the opportunity to discuss the risks and the risk mitigation process.  The Compensation Committee oversees the risks arising from our compensation policies and practices and provides a report to the Board of Directors regarding the compensation of the CEO and executive officers.  The HS&E Committee is responsible for the oversite of Solitario’s risks related to the health and safety of our employees, contractors and the environments in which Solitario operates.  The Nominating Committee evaluates and recommends individuals for nomination to the Board of Directors in the event of a vacancy in the Board of Directors.

We are dependent upon information technology systems in the conduct of our operations. Our information technology systems are subject to disruption, damage or failure from a variety of sources, including, without limitation, computer viruses, security breaches, cyber-attacks, natural disasters and defects in design. Management has implemented cybersecurity safeguards to Solitario’s systems and periodically reports to the Audit Committee and the full board updates and changes to its cybersecurity systems as well as risks and any cybersecurity incidents.  Solitario did not experience any material cybersecurity breaches during 2024 or 2023.

We face risks related to health epidemics and other outbreaks of communicable diseases, which could significantly disrupt our operations and may materially and adversely affect our business and financial conditions.  Our business still could be adversely impacted by the effects of epidemics or pandemics.  New outbreaks of pandemics in the U.S. and abroad have at times, and in the future may, adversely impact our business including without limitation, planned exploration programs at our Florida Canyon, Lik and Golden Crest projects, employee health, workforce productivity, increased insurance premiums, limitations on travel, labor shortages and the availability of industry experts and personnel, the timing to process drilling information, other metallurgical testing, supply chain constraints that impede exploration operations, and other factors that will depend on future developments beyond our control, which may have a material and adverse effect on our business, financial condition and results of operations.  There can be no assurance that we will not be impacted by pandemic diseases and that we could ultimately see our workforce productivity reduced or incur increased medical costs or insurance premiums as a result of these health risks.

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Compensation of Directors

In addition to any equity awards our directors receive the following cash compensation in their capacities as directors:

Annual Director retainer fee:	$9,800 ($2,450 per quarter)
Additional Chairman fee:	$2,300 ($575 per quarter)
Additional Audit Committee Chairman fee:	$2,300 ($575 per quarter)

All the above referenced fees were as of December 31, 2024.  Director fees are paid quarterly during the year. Fees cover participation in all board and committee meetings, including the position of all committee chairmen (excluding audit chairman who receives an additional fee).  A reduction may be made for any regularly scheduled board meeting (four quarterly meetings) or other meeting that is missed.  In addition to their quarterly fees, the Directors were also paid a one-time bonus during 2024, listed in the table below.  There were no changes in the annual or quarterly Director fees during 2024 from 2023.

The following table provides summary information regarding compensation earned by our directors during the fiscal year ended December 31, 2024:

Name (1)	Fees earned or paid in cash ($)	Stock Awards (2) ($)	Option Awards (2) ($)	Non-equity incentive plan compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation (3) ($)	Total ($)
Mr. Labadie, Chairman	12,100	92,262	-	-	-	22,000	126,362
Mr. Atzmon	9,800	79,082	-	-	-	20,000	108,882
Ms. Austin	9,800	79,082	-	-	-	4,000	92,882
Mr. Crumb	9,800	65,538	-	-	-	-	75,338
Mr. Hesketh	9,800	84,354	-	-	-	20,000	114,154
Mr. Labate	12,100	86,990	-	-	-	21,000	120,090

(1)

Mr. Herald served as a director during 2024 and 2023 and as the Chief Executive Officer. He received a salary and other compensation for his services as an officer of Solitario during the year ended December 31, 2024, which are shown below under the “Summary Compensation Table”. He did not receive any separate compensation for his services as director.

(2)

The amount represents the June 7, 2024 total grant date fair value of $92,262 for 175,000 option awards granted to Mr. Labadie, of $79,082 for 150,000 option awards granted to Mr. Atzmon and Ms. Austin, of $65,538 for 130,000 option awards granted to Mr. Crumb, of $84,354 for 160,000 option awards granted to Mr. Hesketh and of $86,990 for 165,000 option awards granted to Mr. Labate on June 7, 2024 as calculated in accordance with FASB ASC No. 718. There were no other options granted to our non-officer directors during 2024.

(3)	One-time bonus paid to directors during 2024.

EXECUTIVE OFFICERS

The following biographies describe the business experience of our executive officers for 2024 (each being a "Named Executive Officer" as defined in Item 402 of Regulation S-K):

Christopher E. Herald – See the biography above under the heading “Identification of Directors.”

Walter H. Hunt (74) was the Chief Operating Officer of Solitario since June 2008 until June 2024, when Mr. Hunt retired.  Mr. Hunt had previously served as Vice President - Operations and President - South American Operations of Solitario since June 1999 until 2008.  He also served as Vice President - Peru Operations from July 1994 until June 1999.  Mr. Hunt had over 40 years of exploration, development and operational experience with Anaconda Minerals, Noranda and Echo Bay Mines where he served as Superintendent, Technical Services and Chief Geologist at Echo Bay's Kettle River Operations.  Mr. Hunt received his Master of Science degree in geology from the Colorado School of Mines and a Bachelor of Science degree in geology from Furman University.

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James R. Maronick (69) has served as Chief Financial Officer, Secretary and Treasurer of Solitario since 1997 and was Chief Financial Officer of Crown from June 1997 until completion of the Crown - Kinross Merger in August 2006. Prior to that, Mr. Maronick served as Vice President - Finance and Secretary/Treasurer of Consolidated Nevada Gold Fields Corporation from November 1994 to September 1997.  Mr. Maronick graduated from the University of Notre Dame with a Bachelor of Business Administration in accounting and received a master of finance degree from the University of Denver.

Family Relationships

There are no family relationships among any director, executive officer, or person nominated or chosen by the Company to become a director of Solitario.

Business Experience

The business experience of each of our directors is set forth above under “Identification of Directors” and the business experience of those executive officers who are not also our directors is set forth above under “Executive Officers.”

The directorships held by each of our directors in any company with a class of securities registered pursuant to Section 12 of the Exchange Act, or subject to Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940, as amended, are set forth above under “Identification of Directors.”

Involvement in Certain Legal Proceedings

During the past ten years, except as disclosed below regarding Mr. Hesketh, none of the persons serving as executive officers and/or directors of the Company has been the subject matter of any of the following legal proceedings that are required to be disclosed pursuant to Item 401(f) of Regulation S-K including: (a) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (b) any criminal convictions; (c) any order, judgment, or decree permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (d) any finding by a court, the SEC or the U.S. Commodity Future Trading Commission to have violated a federal or state securities or commodities law, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud; or (e) any sanction or order of any self-regulatory organization or registered entity or equivalent exchange, association or entity. Further, no such legal proceedings are believed to be contemplated by governmental authorities against any director or executive officer.

Mr. Hesketh previously held the position of President, CEO and Director of Atna Resources. Long-term weakness and declining gold prices commencing in 2012 caused Atna Resources to experience several years of operating losses. On November 18, 2015, Atna Resources filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the District of Colorado (the “Bankruptcy Court”).  On November 30, 2016, a motion was entered with the Bankruptcy Court titled, “Findings of Fact, Conclusions of Law and Order under Section 1129 of the Bankruptcy Code and Bankruptcy Rule 3020 Confirming Debtor’s Joint Chapter 11 Plan of Liquidation” (the “Plan of Liquidation”).  The Plan of Liquidation was effective December 31, 2016. On that date, Mr. Hesketh was terminated as an employee and officer of Atna Resources.

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EXECUTIVE COMPENSATION

The following discussion provides information regarding the compensation program for Solitario's Named Executive Officers for 2024.

Objectives of the Company’s Compensation Program

The Compensation Committee has responsibility for approving the compensation program for Solitario's NEO’s and acts according to a charter that has been approved by the Board and is available on the Company website at www.solitarioxr.com.  The compensation program is designed to attract, retain and reward our executives who contribute to Solitario's long-term success.  This in turn is intended to build value for Solitario and its shareholders.  The program is based upon three fundamental principles:

(1) A substantial portion of Solitario's Named Executive Officer compensation should be performance and equity-based to achieve alignment with shareholder interests.

This principle is accomplished in two primary ways: first, through the award of stock options or other equity awards contemplated in the equity compensation plans adopted by Solitario, in an amount and with such terms that are intended to encourage our NEOs to promote the long-term growth and performance of Solitario as may be reflected in the price of our Common Stock as quoted on the TSX and the NYSE American.

Second, this is also reflected in terms of cash compensation in the form of cash bonuses.  These bonuses are set by the Compensation Committee, in its sole discretion, in a range of zero to 100% of base salary.  The extent to which bonuses are paid depends entirely on the extent to which the Compensation Committee believes Solitario has met its development, exploration, budget, financial and Shareholder goals, as set by the Compensation Committee and the current and expected financial condition of the Company.  During 2024, the Compensation Committee awarded total bonuses of $196,000 earned in 2023 to our NEOs, which was paid in January 2024.  The Compensation Committee awarded bonuses of $62,000 to our NEOs in 2022 which was paid in January 2023.  The primary driver for this was the successful addition and ongoing exploration of the Golden Crest project in South Dakota, which the Company believes has proven to be a highly prospective exploration project.  In addition, the Compensation Committee believes the performance of the price of Solitario’s Common Stock during 2024 was impacted by the positive exploration results at the Golden Crest project, although the price of Solitario’s Common Stock, is also impacted by a number of factors (many of which were not in the control of our NEOs).  The grant of options during 2024 was not directly or indirectly tied to any Company financial performance metrics (such as net income or asset valuations) as reported in Solitario’s annual or quarterly financial statements.

(2) Solitario's compensation program for NEOs is intended to enable the Company to compete for the best executive talent available.

The Compensation Committee believes shareholders are best served when the Company can attract and retain the highest caliber executives appropriate for a company of our size and complexity.  This is done with compensation packages we believe to be fair and competitive.  Our NEOs have served Solitario for many years.  During 2024 and 2023 the Compensation Committee reviewed published compensation surveys and publicly available compensation disclosures of several of our peer group companies (“Peer Group Companies”) for which Solitario competes (or may compete) for executive talent as the Compensation Committee believes that each of these public companies share some attributes of Solitario with regard to similar size, and in a similar industry as Solitario. These Peer Group Companies included the following companies:

Vista Gold Corp.	Tinka Resources Limited
Integra Resources	Revival Gold, Inc.

These reviews were not used to create specific benchmarks applicable to our NEO compensation levels.  These reviews were used to inform the Compensation Committee of current standards in the industry as such standards may relate, in their independent judgment, to appropriate modifications to Solitario's existing compensation levels.  During much of 2024 and 2023, Solitario's activities were generally focused on (i) an eleven-hole drilling program at the Golden Crest project; (ii) the acquisition and expansion of the mineral claims as well as ongoing exploration of the Golden Crest project; (iii) the exploration planning and evaluation of the potential of the Lik deposit with our joint venture partner Teck; (iv) the evaluation and planning of the potential of our Florida Canyon project with our joint venture partner Nexa Resources Ltd. and (v) the evaluation of mineral properties for acquisition and or junior mining companies with mineral properties for strategic investment in the form of potential merger, acquisition or sale.  The focus of Solitario during the two most recent fiscal years did not directly compare in all cases to the activities of the Peer Group Companies.  Accordingly, the Compensation Committee took the difference in focus into consideration when reviewing the compensation of Solitario’s NEOs compared to the Peer Group Companies.  Additionally, Solitario has traditionally maintained a very minimal staff and the difference in the number of total employees of Solitario, which currently has four full-time employees world-wide (excluding certain contractors), compared to the Peer Group Companies, does not lend itself to effective use of specific benchmarks.

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During 2023, the Compensation Committee, in consultation with the NEOs decided to increase the annual salaries of the Company’s NEOs, effective as of January 1, 2024; with the salary of Mr. Herald being increased to $176,000 from $172,000, and the salary of Mr. Maronick being increased to $162,000 from $150,000.    Mr. Hunt transitioned to approximately half-time during the period from January 1, 2024, until his retirement on June 30, 2024, and was paid total salary of $58,000 during 2024 down from total salary paid of $152,000 during 2023. In setting these salary amounts the Compensation Committee noted that the significant historical and anticipated future contributions of each of these NEOs to the Company’s projects and operations, and the salaries of Mr. Herald, Mr. Hunt and Mr. Maronick remained below the average salaries of comparable positions in peer group companies for Mr. Herald, Mr. Hunt and Mr. Maronick.

(3) Solitario's compensation program for the NEOs should be fair to the executive, the Company and all its employees and perceived as such, both internally and externally.

The Compensation Committee strives to create a compensation program that promotes good corporate practice, encourages our NEOs to perform at a high level and promotes teamwork among our employees.  The Compensation Committee takes these goals into consideration by comparison of executive pay in relation to all other Solitario salary costs for internal consistency, and by comparison to both Peer Group Companies and industry salaries for external consistency.  In addition, the compensation program is intended to enhance shareholder value and the Compensation Committee strives to provide transparency and full disclosure to all interested parties.

The Compensation Committee has broad discretion to set compensation for Solitario’s NEOs.  The Compensation Committee has never exercised its authority to recover salary, bonuses or stock option awards or other equity awards made to NEOs.  The Compensation Committee believes the granting of equity and other rewards to Solitario’s NEOs are entirely discretionary and are performance based.  This is supported by the fact that in the last five years no equity awards at all have been granted in two of those five years. The performance metrics the Compensation Committee evaluates, are almost exclusively related to non-financial operational activities such as exploration results for example positive assay results from soil and rock sampling, drilling results, equity and or debt financing, changes related to mineral resources and increases or decreases in the price of the Common Stock as quoted on the NYSE American, that the Compensation Committee believes are significantly related to the operational activities of the Company.  In addition, the Compensation Committee has the ability to consider prior compensation (e.g. gains from prior option grants or other equity awards) in setting current compensation, however it has no formal procedure or requirement to do so. The Compensation Committee does not set or utilize benchmarks of any kind to set, evaluate or allocate compensation. There have been no actions taken or adjustments made to the process of setting executive compensation discussed herein by the Compensation Committee subsequent to December 31, 2024.

Key Elements of Executive Compensation

The elements of the Company’s compensation program are intended to balance long term and short-term compensation for its executives and attempt to motivate executives to provide excellent leadership and achieve Company goals by linking short-term (such as salaries and benefits) and long-term incentives (such as equity-based compensation) to the achievement of business objectives, thereby aligning the interests of executives and Shareholders.  In addition, the Compensation Committee recognizes the performance of the Common Stock is often influenced by the general investment climate of the junior mining industry and other macro-economic factors, which are not within the control of the NEOs.  The key elements of the compensation of the NEOs are outlined below. The Compensation Committee considers Shareholder input when setting compensation for NEOs. At our 2024 annual meeting of Shareholders, greater than 98% of the votes cast on the advisory vote on executive compensation were in favor of our executive compensation program. The Board of Directors and the Compensation Committee reviewed these vote results and determined that, given the significant level of support, no major re-examination of our executive compensation program was necessary at that time.

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(1) Base Salary

The Compensation Committee attempts to provide a base salary to the NEOs that is commensurate with their review of the Peer Group Companies.  The Compensation Committee increased the base salary for the NEOs during 2024, as discussed above, during its meeting in January 2024.  Increases or decreases in base salary are dependent on the Compensation Committee's evaluation of each Named Executive Officer’s performance, the effect of a peer group review, the performance of the entire Company relative to the Company’s general goals and objectives, and the Company’s current and projected financial resources.  No Named Executive Officer receives minimum base salary payments pursuant to any employment agreement, or other agreement.  The Compensation Committee has authority from the Board to set the base salary of our executives at any amount it believes is appropriate. Although the Compensation Committee, reviews the accomplishments of the NEOs against general goals of the Company, such as planned exploration programs, potential mineral property acquisitions and dispositions, evaluation of strategic opportunities, corporate financing activities and market price of our Common Stock, among other things, the Compensation Committee has full discretion to set compensation levels and has not set specific compensation levels to specific criteria.  Some of the general criteria are discussed above.

(2) Bonuses

The Compensation Committee may provide bonuses to the NEOs, in its sole discretion, based upon their evaluation of the individual NEO in light of certain parameters, including, but not exclusively, the following:

(i)	Operational goals and parameters;
(ii)	The desire, discussed above, to provide a substantial portion of compensation based on performance;
(iii)	The performance of the Company relative to Company goals including exploration success;
(iv)	The share price performance of the Common Stock to the extent the Compensation Committee believes it is influenced by the exploration activities of the Company;
(v)	The financial strength of the Company, including liquid financial assets;
(vi)	The quality of mineral property assets, including exploration assets and mineral properties under joint venture; and
(vii)	The equity market strength and prospects for the smaller (junior) exploration mining industry.

In establishing its goals for any particular year, the Compensation Committee strives to ensure that the goals provide both an incentive and an attainable goal that provides Shareholders with the opportunity for return on their investment while minimizing corporate and Shareholder risk to the extent possible.  Although certain targets and goals related to certain operational goals such as potential property acquisitions and/or potential merger or acquisition activities, if any, are confidential, the Compensation Committee has attempted to structure these types of goals to be reasonable and obtainable by our NEOs, without undue risk to the assets of Solitario.  Due to the nature of Solitario's activities relating to (i) the evaluation of mineral properties for acquisition; (ii) the evaluation of strategic opportunities for a corporate merger, acquisition or sale; (iii) the 2024 drilling program as well as the expansion and on-going positive exploration of our Golden Crest project in South Dakota during 2024 and 2023: (iv) the exploration and evaluation of our Lik project in Alaska; (v) the exploration and evaluation of our Florida Canyon project in Peru; and (vi) early-stage exploration of mineral properties located in Peru and North America, the goals for our NEOs are not specifically related to traditional financial metrics, such as revenue growth, earnings or earnings per share.  The operational targets and goals are more subjective and generally include (i) the evaluation and negotiation of related agreements for the acquisition or disposition of mineral property; (ii) evaluation of strategic opportunities; (iii) land and royalty joint ventures on our existing properties, (iv) exploration activities and success, both on our own and through joint ventures; (v) training and retaining employees or contractors; and (vi) operational activities including: maintaining adequate liquidity to fund future exploration activities, financial reporting and disclosure, and shareholder return.  The Compensation Committee also evaluates the financial strength and prospects for the junior exploration segment of the mining industry.  The Compensation Committee reviews the annual goals with the NEOs at or near the start of each year.  The evaluation of the performance of our NEOs, relative to the goals outlined herein, has been and is expected to continue to be at the discretion of the Compensation Committee.  As discussed above, the Compensation Committee awarded aggregate bonuses of 176,000 paid during 2024 to our NEOs and $62,000 paid during 2023 to our NEOs.

(3) Equity

The only equity compensation our NEOs have historically received is in the form of stock options granted pursuant to our equity compensation plans adopted by our Shareholders, with the exercise price of such options equal to the current market price of a share of stock of our Common Stock as quoted on the NYSE American at the date of grant.  The Compensation Committee believes that a portion of our NEOs’ compensation should be performance-based and tied to the long-term value of the Company.  The Compensation Committee also believes that our compensation policies should be fair to our Shareholders and be focused on our long-term viability.  The Compensation Committee believes the granting of stock options or other forms of equity-based compensation aligns the interests of the NEOs with those of our shareholders and provides the incentive to manage the Company from the perspective of an owner of the Company.  In addition, the Compensation Committee believes the vesting terms of the stock options granted from our equity compensation plans, discussed below, provides that a significant portion of the compensation will be received at a future date, which provides a tempered longer-term incentive for our NEOs as well as an incentive for them to remain with the Company.

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The amount of all individual grants and the grant date of the stock options have been determined periodically by the Compensation Committee or by the full Board.  All grants to date have, as of the date of the approval by the Compensation Committee (or the full Board, if requested by the Compensation Committee), an option exercise price at the fair market value equal to the quoted price of a share of Solitario stock on the NYSE American on the date of grant.  Generally, all option grants from the 2013 Plan vest 25% on the date of grant and the remaining options vest at 25% per year on the anniversary of the grant over a three-year period.

The Company’s 2013 Solitario Resources Corp. Omnibus Stock and Incentive Plan (the “2013 Plan”) expired in 2023 and the Company could no longer grant awards from the 2013 Plan.  There were no grants of options or other equity-based awards under the 2013 Plan during 2024 or 2023.

During 2023, the Shareholders of the Company approved the 2023 Solitario Stock and Incentive Plan (the “2023 Plan”).   On June 7, 2024, Solitario granted an aggregate of 2,125,000 options under the 2023 Plan including a total of 795,000 options to our NEOs.  The 2,125,000 options granted have a five-year life, exercise price of $0.85 per share and had a total grant date fair value of $1,120,000, based upon a Black-Scholes model with a volatility of 72%, and a risk-free interest rate of 4.3%.  In the future, our officers and directors may receive equity-based awards pursuant to the 2023 Plan, which may take the form of stock options or other forms of awards including restricted stock awards, restricted stock units or stock appreciation rights.  There were no grant of options or other equity-based awards granted under the 2023 Plan to our NEOs during 2023.

Equity Grant Timing

The Board does not determine the timing or terms of equity awards, including stock options or similar awards whose exercise price is related to the market value of our Common Stock, in connection with the release of material nonpublic information that is likely to result in changes to the price of our Common Stock, such as a significant positive or negative earnings announcement, and we do not time the public release of such information based on stock option grant dates. During fiscal year 2024, there were no equity awards granted to any of our named executive officers within either four business days before or one business day after the filing of our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q, and any Current Report on Form 8-K that contained any material nonpublic information.

Allocation between the Key Elements of Compensation

The Compensation Committee has broad discretion in allocating total compensation between the key elements of compensation discussed above.  Each of the individual components of compensation is evaluated by the Compensation Committee independently and each component is not evaluated based upon the other components.  The Compensation Committee has not developed a set formula (such as fair value of equity compensation to equal 50% of base salary) to allocate the elements of compensation to each individual NEO.

Employment Agreements

None of our NEOs have on-going employment agreements other than individual Change in Control Severance Benefits Agreements, discussed under “Change in Control Agreements” below.

Change in Control Agreements

The Compensation Committee and Solitario consider it essential to the best interest of its Shareholders to foster the continuous employment of key management personnel.  In this regard, the Compensation Committee and Board recognize that, as is the case with many publicly held corporations and their subsidiaries, the possibility of a change in control may exist and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Company and its Shareholders.

23

Accordingly, on March 14, 2007, the Compensation Committee approved separate Change in Control Severance Benefits Agreements (each a "CIC") for each of the persons serving as our NEOs, Mr. Herald and Mr. Maronick.  Each CIC provides for the payment of severance benefits if the employment of one of the NEOs is terminated during a period of three years following the last day of the month in which a Change in Control of Solitario (as defined in the CIC) occurs equal to 2.5 times the base salary of the NEO.  In addition, any unvested stock options held by the NEO will vest upon the Change in Control.  The CIC provides an additional gross up for any taxes due as a result of Excise Tax, as defined by Section 4999 of the Internal Revenue Code of 1986, as amended (the “Code”).

Generally, the CIC defines a "Change in Control" as (i) a person acquiring more than 50% of the outstanding stock of the Company, (ii) the Shareholders of the Company approving a merger or acquisition whereby more than 50% of the outstanding shares held prior to the vote will be held by a new person or corporation, (iii) the shareholders of the Company approving the sale or disposition of substantially all of the company's assets, or (iv) the shareholders of the Company approving a plan of liquidation or dissolution of the Company.

Benefits are payable under each CIC after a Change in Control if the NEO terminates his employment for "good reason," or is terminated by the Company, other than for "cause."  "Good reason" is generally defined as a reduction in the compensation, or level of responsibility or forced relocation, among other things.  "Cause" is generally defined in the CIC as the conviction of a felony, gross and willful failure to perform assigned duties, and dishonest conduct that is intentional and materially injurious to the Company.

Tax Implications of Executive Compensation

Under Section 162(m) of the Code, the Company generally receives a tax deduction for compensation on payments which total less than $1,000,000 paid to our NEOs, unless that compensation is performance based.  The total non-performance-based compensation for any of our NEOs did not exceed $1,000,000 during 2024, nor do we anticipate it will exceed $1,000,000 for the foreseeable future.

Stock Ownership Guidelines

Solitario has not established formal stock ownership guidelines for our NEOs.  The Company's Insider Trading Policy prohibits the NEOs, as well as other insiders, who may have access to material inside information, from purchasing, selling, entering into short sale transactions, or engaging in hedging or offsetting transactions regarding the Common Stock during periods where such persons have access to material inside information.

Compensation Policies with Regard to Risk Management

The Board is responsible for the overall risk management of the Company.  Solitario is subject to the inherent risks involved in the exploration and development of mineral properties and Shareholders should carefully review Item 1A, “Risk Factors,” in our 2023 10-K.  However, Solitario does not have any compensation plans or incentives for our NEOs or any employee for any risk-taking activity or risk management activities.  Solitario does not engage in activities that have traditional incentives for financial risk-taking activities, such as buying or selling derivatives or other similar instruments, other than our limited use of derivatives to reduce our exposure to our holdings of Kinross Gold Corporation common stock.

Compensation Recoupment Policy

                The Board adopted a Compensation Recoupment Policy, effective October 2, 2023, which enables the Company to recover awards or payments made to executive officers if the performance measures upon which the awards or payments are based are restated or otherwise adjusted in a manner that would reduce the size of an award or payment and the executive officer was engaged in intentional unlawful misconduct that contributed to the need for the restatement. In the event of a financial statement restatement, if the Compensation Committee determines in its sole discretion that an executive officer of the Company received any performance-based compensation that would have been lower had it been calculated based on such restated financial statements, then the Compensation Committee will, to the full extent permitted by governing law, and as it deems appropriate, require reimbursement from such executive officer of the determined overpayment amount.

24

Role of the Chief Executive Officer in Compensation Decisions

Mr. Herald, our CEO, annually reviews the performance of all other NEOs.  The performance of Mr. Herald is reviewed by the Chairman of the Compensation Committee.  The conclusions and recommendations, which include salary, bonus and equity grants, if any, are presented to the Compensation Committee, which has discretion in modifying or applying any of the recommendations for the NEOs.  The Compensation Committee presents its conclusions and recommendations to the Board for their input and review.

Summary Compensation Table

The following table provides summary information regarding compensation earned by our Named Executive Officers for the fiscal years ended December 31, 2024 and 2023:

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)(2)	Option Awards ($)(1)(2)	Non-equity incentive plan compensation	All Other Compensation ($) (3)	Total ($)
Christopher E Herald, CEO	2024	176,000	77,000	231,974	-	-	-	484,974
	2023	172,000	97,000	-	-	-	30,000	299,000

Walter H Hunt, former COO (4)	2024	58,000	55,000	-	-	-	-	113,000
	2023	152,000	77,000	-	-	-	30,000	259,000

James R. Maronick, CFO	2024	162,000	64,000	187,161	-	-	-	413,161
	2023	150,000	84,000	-	-	-	30,000	264,000

(1)

The amount represents the grant date fair value of option awards granted during the year in accordance with FASB ASC No. 718. See Note 10, “Employee Stock Compensation Plans” to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024 for a discussion regarding assumptions used to calculate fair value.

The total grant date fair value of the options granted on June 7, 2024to our NEOs were as follows: Mr. Herald: 440,000 options; $231,974 Mr. Maronick: 355,000 options; $187,161

(2)	No stock or stock option awards were granted during 2023.
(3)	Mr. Herald, Mr. Hunt and Mr. Maronick each received $30,000 for 401(K) matches during 2023.
(4)	Mr. Hunt retired on June 30, 2024.

Option Exercises and Stock Vested

OPTION EXERCISES AND STOCK VESTED TABLE

The following options were exercised by our NEOs during 2024:

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value realized on Vesting ($)
Christopher E Herald, CEO	-	-	-	-

Mr. Hunt, former COO	200,000	132,000	-	-

James R. Maronick, CFO	-	-	-	-

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Outstanding Equity Award at Fiscal Year End

At December 31, 2024 the following equity awards were outstanding:

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Christopher E	225,000	(1)	-	-	$0.20	04/01/25	-	-	-	-
Herald, CEO	315,000	(2)	105,000	-	$0.60	09/07/27	-	-	-	-
	110,000	(3)	330,000	-	$0.85	06/06/29	-	-	-	-

James R.	200,000	(1)	-	-	$0.20	04/01/25	-	-	-	-
Maronick, CFO	251,250	(2)	83,750	-	$0.60	09/07/27	-	-	-	-
	88,750	(3)	266,250	-	$0.85	06/06/29	-	-	-	-

(1)	Options were granted on April 2, 2020 and vested 25% on date of grant and vest 25% on each grant date anniversary thereafter.
(2)	Options were granted on September 8, 2022 and vested 25% on date of grant and vest 25% on each grant date anniversary thereafter.
(3)	Options were granted on June 7, 2024 and vested 25% on date of grant and vest 25% on each grant date anniversary thereafter.

Potential Payments Upon Termination or Change in Control

As noted above, the Company entered into certain change in control agreements on March 14, 2007 with our NEOs pursuant to which our NEOs may receive payment in the event that such officer is terminated within three years following a change in control.  The terms of the CICs are more fully described under "Change in Control Agreements" in the "Executive Compensation" section above.  The potential payments to each NEO are described below in the event of an assumed change in control as defined in the applicable CIC as of December 31, 2024.

Name	Salary (1)	Stock option vesting (2)	Tax gross up (3)	Total
Christopher E. Herald, CEO	$440,000	-	-	$440,000
James R. Maronick, CFO	$405,000	-	-	405,000

(1)	Two and one-half times current base salary as of December 31, 2024. The amount in the table above is shown as paid as a lump sum payment.
(2)

At December 31, 2024, the price of a share of our common stock as quoted on the NYSE American was $0.59 per share. Accordingly, there is no amount representing any intrinsic value of any unvested options at December 31, 2024, shown above, held by our NEOs from the acceleration of unvested options, as all the outstanding options priced below $0.56 per share were 100% vested.

(3)

The CIC provides for a gross-up for taxes in the event the combined salary and all other compensation, triggered by a change in control, results in Excise Tax, as defined by Section 4999 of the Code. The CIC provides for additional cash compensation to pay the NEO for the Excise Tax, which is 20% of all compensation in excess of the excise tax base salary amount, when the payments, including the fair value from acceleration of vesting for unvested options, under the CIC exceed three times the excise tax base salary. The excise tax base salary is the average of the prior five years taxable compensation from the date of the payment under the CIC, which is considered the five years prior to December 31, 2024 for the above calculation. The total CIC payments did not exceed three times the excise tax base salary as of December 31, 2024.

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PAY VERSUS PERFORMANCE

As required by Item 402(v) of Regulation S-K, we are providing the following information on the relationship between Compensation Actually Paid (“CAP”) and Solitario’s performance for our NEOs (including the Principal Executive Officer, or PEO) and total shareholder return, which is defined as the change in the value of an investment in our common stock of $100 at December 31, 2021 through December 31, 2024 (the “TSR”).  The definition of CAP and TSR are mandated by Item 402 and are not used by the Compensation Committee in its pay-for-performance assessments.  See our "Executive Compensation" section of this Proxy Statement for a discussion on Solitario’s executive compensation philosophy, our incentive programs and practices and policies that align the interests of our NEOs to those of our shareholders.

Year	Summary Compensation Table Total For PEO (1)	Compensation Actually Paid to PEO (2)	Average Summary Compensation Table Total For Non-PEO Named Executive Officers (3)	Average Compensation Actually Paid to Non-PEO Named Executive Officers (4)	Value of Initial Fixed Investment on Total Shareholder Return (5)	Net Income (Loss) (in thousands)
2024	$484,974	$432,482	$263,081	$215,107	$118	$(5,368)
2023	$299,000	$345,692	$261,500	$301,686	$112	$(3,754)
2022	$352,875	$401,306	$307,541	$350,289	$124	$(3,928)

(1)	Amount for Chris Herald, our CEO in 2024, 2023 and 2022 from the Summary Compensation Table (“SCT”) above.
(2)	Adjustments for to the SCT total to arrive at the CAP are as follows:

Reconciliation of PEO SCT Total and Compensation Actually Paid (6)	2024	2023	2022
Total Compensation as reported in SCT	$484,974	$299,000	$352,875
Less fair value of equity awards granted during the year as reported in the SCT	(231,974)	-	(155,875)
Fair value of unvested equity awards granted in the current year – value at the end of the year	93,046	-	121,375
Fair value of options granted in the current year that vested in the current year	58,033	-	38,969
Fair value of options granted in prior years that vested in the current year	36,295	64,509	38,550
Change in the fair value of unvested equity options granted in prior years	(7,892)	(17,817)	5,412
Compensation actually paid per Item 402	$432,482	$345,692	$401,306

(3)	Amount for the average of Mr. Hunt and Mr. Maronick, our Non-PEO’s in 2024, 2023 and 2022 from the SCT above.
(4)	The following amounts represent averages for our Non-PEO’s to arrive at the necessary adjustments to the SCT:

Reconciliation of Average Non-PEO SCT Total and Compensation Actually Paid (6)	2024	2023	2022
Total average compensation as reported in SCT	$263,081	$261,500	$307,541
Less fair value of equity awards granted during the year as reported in the SCT	(93,581)	-	(128,041)
Fair value of unvested equity awards granted in the current year – value at the end of the year	37,536	-	99,701
Fair value of options granted in the current year that vested in the current year	23,411	-	32,010
Fair value of options granted in prior years that vested in the current year	14,475	54,821	34,267
Change in the fair value of unvested equity options granted in prior years	(3,148)	(14,635)	4,811
Less prior year fair value of equity awards forfeited during the current year	(26,667)	-	-
Compensation actually paid per Item 402	$215,107	$301,686	$350,289

(5)	The TSR is based upon the change in value of $100 invested on the last trading day of 2021 as of the end of the year reported.
(6)	Fair value awards were computed in accordance with Financial Accounting Standards Codification Topic 718

27

As an exploration company, Solitario does not have consistent sources of revenue and our goals and objectives are more closely aligned with the success of our exploration activities including acquisition and exploration of mineral claims as further discussed above in our Compensation Discussion and Analysis.  We believe the changes in both CAP and TSR shown in the above chart are more closely related to the success of our exploration activities, especially at our Golden Crest project as well as general junior mining industry trends for stock appreciation and declines during 2024, 2023 and 2022 than to each other or other financial metrics.

The increase in the net loss in 2024 compared to 2023 is primarily related to the increase in exploration expense at our Golden Crest project, where we completed 11 drill holes during 2024.  The decrease in net loss in 2023 compared to 2022 is primarily related to a reduction in the amortization of grant date fair value of options granted in prior years as there were no options granted during 2023, which was partially offset by an increase in exploration during 2023 compared to 2022.  These increases and decreases are appropriate given the nature of Solitario’s exploration business and were a significant contributor to the exploration success at our Golden Crest project during 2024, 2023 and 2022.  However, expenditure does not necessarily correlate to exploration success nor to increases in shareholder return.

28

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

To our knowledge, as of April xx, 2025, no person beneficially owns, directly or indirectly, or exercises control or direction over, more than five percent of our issued and outstanding Common Stock with the exception of Newmont Corporation, which beneficially owns 6,866,667 shares representing approximately 8.3 percent of our issued and outstanding Common Stock and Edgepoint Investment Group, which beneficially owns 7,727,728 shares representing approximately 8.8% of our issued and outstanding Common Stock.

The following table sets forth, as of April xx, 2025, the beneficial ownership of our outstanding Common Stock by each of our Shareholders beneficially owning more than five percent of our outstanding shares, our directors, each Named Executive Officer and all of our executive officers and directors as a group.  Unless otherwise indicated, the people listed in the table below have sole voting and investment powers with respect to the shares indicated. Except as indicated below the mailing address for each person is 4251 Kipling Street, Suite 390, Wheat Ridge, CO 80033.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership*	Percent of Class*
Gil Atzmon, Director (1)	3,308,370	3.7%
Christopher E. Herald, CEO and Director (2)	2,863,667	3.4%
Brian Labadie, Director (3)	681,607	**
Joshua Crumb, Director (4)	345,360	**
Jim Hesketh, Director (5)	432,100	**
John Labate, Director (6)	434,583	**
Debbie Austin (7)	381,661	**
James R. Maronick, CFO (8)	1,514,789	1.7%
All directors and executive officers as a group (nine persons)	9,962,137	11.2%
Edgepoint Investment Group, Inc. 150 Bloor Street West, Suite 500 Toronto, ON M58 2X9 (9)	7,272,728	8.8%
Newmont Corporation 6900 E. Layton Ave. Denver, CO 80237 (10)	6,866,667	8.3%

*	Calculated in accordance with Rule 13d-3 under the Exchange Act and Item 403 of Regulation S-K.
**	Indicates holdings of less than 1%.
(1)	The beneficial shares include 250,000 options held by Mr. Atzmon exercisable within 60 days.
(2)	The beneficial shares include 635,000 options held by Mr. Herald exercisable within 60 days.
(3)	The beneficial shares include 268,750 options held by Mr. Labadie exercisable within 60 days.
(4)	The beneficial shares include 245,000 options held by Mr. Crumb exercisable within 60 days.
(5)	The beneficial shares include 252,500 options held by Mr. Hesketh exercisable within 60 days.
(6)	The beneficial shares include 253,750 options held by Mr. Labate exercisable within 60 days.
(7)	The beneficial shares include 250,000 options held by Ms. Austin exercisable within 60 days.
(8)	The beneficial shares include 507,500 options held by Mr. Maronick exercisable within 60 days.
(9)	Based on the Company’s review of filings made on a Schedule 13G with the SEC on February 14, 2024
(10)	Based on the Company’s review of filings made on a Schedule 13G/A with the SEC on August 9, 2023.

29

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There are no material interests, direct or indirect, of current directors, executive officers, or any Shareholder who beneficially owns, directly or indirectly, more than 5% of the outstanding shares of Common Stock, or any known associates or affiliates of such persons, in any transaction since January 1, 2024 or in any proposed transaction which has materially affected or would materially affect the Company and in which the amount involved exceeded the lesser of (i) $120,000 and (ii) 1% of our total assets as of December 31, 2024 and 2023.

Policy Regarding Related Party Transactions

The Board of Directors has adopted a written Related Party Transaction Policy.  Pursuant to that policy, Solitario may enter into transactions with certain "related persons."  Related persons include the Company's executive officers, directors, 5% or more beneficial owners of the Common Stock, immediate family members of these persons and entities in which one of these persons has a direct or indirect material interest.  These transactions are referred to as "related party transactions."  All related party transactions are subject to the following related party transaction policy requirements:

•	the transaction must be approved by disinterested members of the Board;
•	the Audit Committee must approve or ratify such transaction and the terms of the transaction are comparable to that which could be attained in an arm's-length dealing with unrelated third parties; or
•	a transaction that involves compensation must be approved by the Compensation Committee.

Director Independence

•

Solitario’s Board has determined that Mr. Atzmon, Mr. Crumb, Mr. Hesketh, Ms. Austin, and Mr. Labate are independent members of the Board of Directors in accordance with Section 803(A) of the NYSE American Company Guide.

•	Mr. Labate and Mr. Hesketh are members of the Audit Committee.
•	Mr. Labate and Mr. Hesketh are members of the Compensation Committee.
•	Mr. Atzmon, Mr. Crumb and Ms. Austin are members of the Nominating Committee.
•	Ms. Austin, Mr. Hesketh and Mr. Herald are members of the Health, Safety, Environment and Social Responsibility Committee.

INCORPORATION BY REFERENCE

The reports of the Compensation Committee and Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent we specifically incorporate this information by reference and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

PROPOSALS OF SHAREHOLDERS FOR THE 2025 ANNUAL MEETING

The Company’s 2026 Annual Meeting of Shareholders (the “2026 Annual Meeting”) will be held on or about June 20, 2026. To be eligible under the SEC’s shareholder proposal rule (Rule 14a-8), Shareholder proposals intended to be included in Solitario's proxy statement for the 2026 Annual Meeting must be received by Solitario prior to January 19, 2026, in order for the proposal to be considered for inclusion in the proxy statement and form of proxy relating to the 2026 Annual Meeting.  If the date of the 2026 Annual Meeting is changed by more than 30 days from June 19, 2026, the deadline will be a reasonable time before we print and mail our proxy materials.  However, we are not required to include in our proxy statement and form of proxy for the 2026 Annual Meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the SEC in effect at the time the proposal is received.

Under Solitario’s Bylaws, in order for any Shareholder proposal that is not included in the proxy statement and form of proxy disseminated by the Company to be brought before the 2026 Annual Meeting, such proposal must be received by the Corporate Secretary at our principal executive offices at 4251 Kipling Street, Suite 390, Wheat Ridge, CO 80033 not less than 60 days nor more than 90 days before the 2026 Annual Meeting; however, if less than 70 days' notice or public disclosure of the date of the 2026 meeting is given, the written notice must be delivered to the Corporate Secretary no later than the close of business on the 10th day after notice of the meeting was mailed or notice was publicly disclosed, whichever is earlier.  The notice must contain certain information as to the proposal and the shareholder, including the share ownership of the Shareholder and any financial interest in the proposal.  If a timely proposal is received, the Board may exercise any discretionary authority granted by the proxies to be solicited on behalf of the Board in connection with such proposal at the 2026 Annual Meeting.

30

In addition, in order to comply with universal proxy rules, a person who intends to solicit proxies in support of director nominees other than the Company’s nominees at the 2026 Annual Meeting must provide notice to the Company that is postmarked or transmitted electronically no later than the date that is 60 days prior to the one-year anniversary of the 2025 Annual Meeting, or March 19, 2026; provided, however, that if the date of the 2025 Annual Meeting changes by more than 30 days from the previous year’s Annual Meeting date, then notice must be provided by the later of 60 days before the date of the 2026 Annual Meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. Such notice must set forth, as to each matter the Shareholder proposes to bring before the 2026 Annual Meeting, the information specified in the Company’s Bylaws and, to the extent applicable,  required by Rule 14a-19 under the Exchange Act, including a statement that such person intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote in the election of directors in support of director nominees other than the Company’s nominees.

OTHER BUSINESS

Solitario knows of no other business to be presented at the meeting.  If any other business properly comes before the meeting, it is intended that the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person named in the accompanying form of proxy.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

Only one Proxy Statement and Annual Report is being delivered to Shareholders sharing an address unless we have received contrary instructions from one or more of the Shareholders.  Upon the written or oral request of a Shareholder, we will deliver promptly a separate copy of the Proxy Statement and Annual Report to Shareholders at a shared address to which a single copy was delivered.  Shareholders desiring to receive a separate copy in the future may contact us by mail at 4251 Kipling Street, Suite 390, Wheat Ridge, CO 80033 or by telephone (303) 534-1030.

By Order of the Board of Directors

/s/James R. Maronick
Corporate Secretary

April xx, 2024
Wheat Ridge, Colorado

31

Appendix A

(Form of Proxy Card)

SOLITARIO RESOURCES CORPORATION

Computershare

8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

MR SAM SAMPLE
123 SAMPLES STREET
SAMPLETOWN SS X9X 9X9

Security Class
COMMON

Holder Account Number

C1234567890 XXX

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Form of Proxy - Annual General and Special Meeting of Shareholders to be held on June 19, 2025

This Form of Proxy is solicited by and on behalf of the Board of Directors.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the Management Nominees whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated. If you are voting on behalf of a corporation you are required to provide your name and designation of office, e.g., ABC Inc. per John Smith, President.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If a date is not inserted in the space provided on the reverse of this proxy, it will be deemed to bear the date on which it was mailed to the holder by Management.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, and the proxy appoints the Management Nominees listed on the reverse, this proxy will be voted as recommended by the Board of Directors.**
6. The securities represented by this proxy will be voted in favour, or withheld from voting, or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Management Information Circular or other matters that may properly come before the meeting or any adjournment or postponement thereof, unless prohibited by law.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

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Proxies submitted must be received by 5:00 pm, Mountain Time, on June 17, 2025.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

To Receive Documents Electronically

- You can enroll to receive future securityholder communications electronically by visiting www.investorcentre.com.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
Voting by mail or **by Internet** are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER 12345678901234 5

022SCA

CPUQC01.E.INT/000001/i1234

32

MR SAM SAMPLE

C1234567890

XXX 123

Appointment of Proxyholder

I/We being holder(s) of securities of Solitario Resources Corp. (the "Corporation") hereby appoint: Christopher E. Herald, or failing this person, James R. Maronick (the "Management Nominees")

OR

Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein.

as my/our proxyholder with full power of substitution and to attend, act and vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General and Special Meeting of shareholders of **Solitario Resources Corp.** to be held at **4251 Kipling Street, Suite 390, Wheat Ridge, CO 80033 on June 19, 2025 at 10:00 am, Mountain Time,** and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01. John Labate	☐	☐	02. James Hesketh	☐	☐	03. Christopher E. Herald	☐	☐
04. Gil Atzmon	☐	☐	05. Joshua D. Crumb	☐	☐	06. Debbie Austin	☐	☐

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For Against Abstain

For Against Abstain

For Against Abstain

4. Appointment of Auditors
Appointment of Assure CPA, LLC as Auditors of the Corporation for the ensuing year and authorizing the Directors to fix their remuneration. ☐ ☐ ☐

5. Other Business

The proxyholder is authorized to vote in their discretion on such other business as may properly come before the meeting and all adjournments thereof.

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THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTOR NOMINEES AND "FOR" PROPOSALS 2, 3 AND 4, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

Authorized Signature(s) - This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, this Proxy will be voted as recommended by the Board of Directors. If you are voting on behalf of a corporation you are required to provide your name and designation of office, e.g., ABC Inc. per John Smith, President.**

Signature(s)

Signing Capacity

Date

DD / MM / YY

Annual Report – Mark this box if you would like to receive the Annual Report and accompanying Management's Discussion and Analysis by mail ☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

SLRQ 379883 1APIZ AR4 999999999999

022SDA

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